================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06175

                               ECLIPSE FUNDS INC.
               (Exact name of Registrant as specified in charter)

                      51 Madison Avenue, New York, NY 10010
               (Address of principal executive offices) (Zip code)

                               J. Kevin Gao, Esq.
                              169 Lackawanna Avenue
                          Parsippany, New Jersey 07054
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (973) 394-4437

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

================================================================================

                                   FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

(MAINSTAY INVESTMENTS LOGO)

        MAINSTAY HIGH YIELD OPPORTUNITIES FUND

        MESSAGE FROM THE PRESIDENT AND ANNUAL REPORT

        October 31, 2010

                           This page intentionally left blank

MESSAGE FROM THE PRESIDENT

AN ADVANCING STOCK MARKET
Several leading indexes of stock market performance in the United States and around the globe provided double-digit returns for the 12 months ended October 31, 2010. According to Russell data for U.S. equity markets, small- and mid-cap stocks generally outperformed large-cap stocks, and growth stocks outperformed value stocks at all capitalization levels.

Although the U.S. economy continued to advance, the level of growth varied from quarter to quarter, and the stock market's progress was far from uniform over the 12-month reporting period. From November 2009 through March 2010, many stocks with low or negative earnings were particularly strong, as investors looked for stocks likely to benefit from an eco-nomic recovery. From April through September, however, concerns about the quality of sovereign debt in Greece and other European nations drove stock prices lower. Fortunately, central banks and policymakers joined forces to help restore market confidence, and in September and October 2010, major stock indexes recouped much of the ground they had previously lost.

A SHIFTING APPETITE FOR YIELD
Throughout the reporting period, the Federal Open Market Committee maintained the targeted federal funds rate in a range from 0% to 0.25%, which kept short-term yields low. Investors seeking higher yields increased their appetite for risk, extending maturities and investing in corporate bonds and commercial mortgage-backed securities. The high-yield bond market saw significant inflows from individual and institutional investors. The leveraged loan market as a whole provided double-digit returns for the reporting period, and municipal debt overall provided strong single-digit returns.

As every investor knows, past performance is no guarantee of future results. Economic conditions next year may be very different from those today. Individual companies may exper-ience gains or setbacks related to their products, their comp-etition or other industry, economic or market forces. In such an environment, how can investors know what to expect?

HELPING INVESTORS REMAIN CONFIDENT
At MainStay, we believe that mutual fund investing can help investors remain confident as they cope with changing markets. Each of our Funds pursues a specific investment objective using established investment strategies. Our portfolio managers bring a professional perspective to daily market events, seeking to balance what's happening now with what their investments seek to achieve over full market cycles. They aim to manage the risks of individual securities and the market as a whole within the guidelines outlined in the Prospectus. In doing so, they look to bring consistency of purpose and a sense of direction to investment markets that themselves may be erratic or unpredictable.

We hope that you will carefully review the accompanying annual report. It provides greater insight into the market events, secur-ities and investment decisions that affected your MainStay Fund(s) during the 12 months ended October 31, 2010.

The information in the annual report is an important part of your overall financial plan. We hope that you will use it wisely, as you maintain or gradually adjust your investments in line with your long-range investment goals.

Sincerely,

/s/ STEPHEN P. FISHER
Stephen P. Fisher
President



                          Not part of the Annual Report

TABLE OF CONTENTS


Annual Report
---------------------------------------------

Investment and Performance Comparison       5
---------------------------------------------
Portfolio Management Discussion and
Analysis                                    9
---------------------------------------------
Portfolio of Investments                   11
---------------------------------------------
Financial Statements                       23
---------------------------------------------
Notes to Financial Statements              28
---------------------------------------------
Report of Independent Registered Public
Accounting Firm                            37
---------------------------------------------
Board Consideration and Approval of
Management Agreement and Subadvisory
Agreement                                  38
---------------------------------------------
Federal Income Tax Information             41
---------------------------------------------
Proxy Voting Policies and Procedures and
Proxy Voting Record                        41
---------------------------------------------
Shareholder Reports and Quarterly
Portfolio Disclosure                       41
---------------------------------------------
Board Members and Officers                 42
---------------------------------------------




--------------------------------------------------------------------------------

INVESTORS SHOULD REFER TO THE FUND'S SUMMARY PROSPECTUS AND/OR PROSPECTUS AND CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CONTAIN THIS AND OTHER INFORMATION ABOUT THE FUND. YOU MAY OBTAIN COPIES OF THE FUND'S SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FREE OF CHARGE, UPON REQUEST, BY CALLING TOLL-FREE 800-MAINSTAY (624-6782), BY WRITING TO NYLIFE DISTRIBUTORS LLC, ATTN: MAINSTAY MARKETING DEPARTMENT, 169 LACKAWANNA AVENUE, PARSIPPANY, NEW JERSEY 07054 OR BY SENDING AN E-MAIL TO MAINSTAYSHAREHOLDERSERVICES@NYLIM.COM. THESE DOCUMENTS ARE ALSO AVAILABLE VIA THE MAINSTAY FUNDS' WEBSITE AT MAINSTAYINVESTMENTS.COM/DOCUMENTS. PLEASE READ THE SUMMARY PROSPECTUS AND/OR PROSPECTUS CAREFULLY BEFORE INVESTING.

INVESTMENT AND PERFORMANCE COMPARISON(1) (Unaudited)

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND AS A RESULT, WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE GRAPH BELOW DEPICTS THE HISTORICAL PERFORMANCE OF CLASS I SHARES OF THE FUND. PERFORMANCE WILL VARY FROM CLASS TO CLASS BASED ON DIFFERENCES IN CLASS-SPECIFIC EXPENSES AND SALES CHARGES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-MAINSTAY (800-624-6782) OR VISIT MAINSTAYINVESTMENTS.COM.




(LINE GRAPH)

                                                  BANK OF
                                              AMERICA MERRILL
                         MAINSTAY HIGH           LYNCH U.S.
                      YIELD OPPORTUNITIES        HIGH YIELD
                           FUND CLASS            MASTER II
                            I SHARES         CONSTRAINED INDEX
                      -------------------    -----------------
12/14/07                     10000                 10000
10/31/08                      8427                  7508
10/31/09                     12454                 11227
10/31/10                     15012                 13366




AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2010
--------------------------------------------------------------------------------

                                                                                                                 SINCE
                                                                                                               INCEPTION
CLASS                                     SALES CHARGE                                            ONE YEAR    (12/14/07)
------------------------------------------------------------------------------------------------------------------------
Investor Class Shares(3)    Maximum 4.5% Initial Sales Charge          With sales charges          14.88%       12.96%
                                                                       Excluding sales charges     20.29        14.78
------------------------------------------------------------------------------------------------------------------------
Class A Shares              Maximum 4.5% Initial Sales Charge          With sales charges          14.86        13.04
                                                                       Excluding sales charges     20.27        14.86
------------------------------------------------------------------------------------------------------------------------
Class C Shares              Maximum 1% CDSC                            With sales charges          18.27        13.86
                            if Redeemed Within One Year of Purchase    Excluding sales charges     19.27        13.86
------------------------------------------------------------------------------------------------------------------------
Class I Shares              No Sales Charge                                                        20.54        15.14
------------------------------------------------------------------------------------------------------------------------

                              GROSS
                             EXPENSE
CLASS                       RATIO(2)
------------------------------------
Investor Class Shares(3)      2.83%
                              2.83
------------------------------------
Class A Shares                2.66
                              2.66
------------------------------------
Class C Shares                3.58
                              3.58
------------------------------------
Class I Shares                2.38
------------------------------------








1. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2. The gross expense ratios presented reflect the Fund's "Total Annual Fund Operating Expenses" from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3. Performance figures for Investor Class shares, first offered February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.


THE FOOTNOTES ON THE NEXT PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


                                                    mainstayinvestments.com    5

BENCHMARK PERFORMANCE                                                             ONE       SINCE
                                                                                 YEAR     INCEPTION
Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index(4)    19.05%      10.60%
---------------------------------------------------------------------------------------------------
Average Lipper High Current Yield Fund(5)                                       17.82        7.01
---------------------------------------------------------------------------------------------------






4. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2.00% benchmark exposure. Total returns assume reinvestment of all dividends and capital gains. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund's broad-based securities market index for comparison purposes. An investment cannot be made directly in an index.
5. The average Lipper high current yield fund is representative of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.


THE FOOTNOTES ON THE PRECEDING PAGE ARE AN INTEGRAL PART OF THE TABLE AND GRAPH AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THEM.


6    MainStay High Yield Opportunities Fund

COST IN DOLLARS OF A $1,000 INVESTMENT IN MAINSTAY HIGH YIELD OPPORTUNITIES FUND (UNAUDITED)
--------------------------------------------------------------------------------

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2010, to October 31, 2010, and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six month period and held for the entire period from May 1, 2010, to October 31, 2010.

This example illustrates your Fund's ongoing costs in two ways:

- ACTUAL EXPENSES
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six-months ended October 31, 2010. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                 ENDING ACCOUNT
                                                 ENDING ACCOUNT                   VALUE (BASED
                                                  VALUE (BASED                   ON HYPOTHETICAL
                                    BEGINNING       ON ACTUAL       EXPENSES      5% ANNUALIZED      EXPENSES
                                     ACCOUNT       RETURNS AND        PAID         RETURN AND          PAID
                                      VALUE         EXPENSES)        DURING     ACTUAL EXPENSES)      DURING
SHARE CLASS                           5/1/10        10/31/10       PERIOD(1)        10/31/10        PERIOD(1)
INVESTOR CLASS SHARES               $1,000.00       $1,055.10        $ 9.79         $1,015.70         $ 9.60
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                      $1,000.00       $1,053.90        $ 9.99         $1,015.50         $ 9.80
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES                      $1,000.00       $1,049.60        $14.16         $1,011.40         $13.89
-------------------------------------------------------------------------------------------------------------
CLASS I SHARES                      $1,000.00       $1,055.20        $ 8.50         $1,016.90         $ 8.34
-------------------------------------------------------------------------------------------------------------


1. Expenses are equal to the Fund's annualized expense ratio of each class (1.89% for Investor Class, 1.93% for Class A, 2.74% for Class C and 1.64% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.


                                                    mainstayinvestments.com    7

PORTFOLIO COMPOSITION AS OF OCTOBER 31, 2010 (UNAUDITED)

(PORTFOLIO COMPOSITION PIE CHART)

Corporate Bonds                                 59.80
Foreign Bonds                                   12.40
Yankee Bonds                                    10.50
Short-Term Investment                            6.10
Asset-Backed Securities                          5.10
Other Assets, Less Liabilities                   4.70
Convertible Preferred Stock                      3.50
Loan Assignments & Participations                2.10
Mortgage-Backed Securities                       2.00
Common Stocks                                    1.50
Convertible Bond                                 0.20
Investments Sold Short                          (7.90)




See Portfolio of Investments beginning on page 11 for specific holdings within these categories.


TOP TEN ISSUERS HELD AS OF OCTOBER 31, 2010 (excluding short-term investment)

    1.  American International Group, Inc., 4.875%-8.625%, due
        5/22/38-5/22/68
    2.  Ford Motor Co. Capital Trust II, 6.50%
    3.  CIT Group, Inc.
    4.  GMAC LLC, 7.00%-8.00%, due 2/1/12-11/1/31
    5.  Sprint Nextel Corp., 8.375%, due 8/15/17
    6.  HCA, Inc., 6.50%, due 2/15/16
    7.  Northern Rock Asset Management PLC, 4.574%-9.375%, due
        1/13/15-10/17/21
    8.  Calpine Corp., 7.25%-7.875%, due 10/15/17-7/31/20
    9.  EGG Banking PLC, 7.50%, due 5/29/49
   10.  Alliant Techsystems, Inc., 6.75%-6.875%, due 4/1/16-9/15/20




TOP FIVE SHORT POSITIONS/ISSUERS AS OF OCTOBER 31, 2010

    1.  United States Treasury Notes, 1.25%-3.50%, due
        8/31/15-2/15/18
    2.  Anadarko Petroleum Corp., 7.625%, due 3/15/14
    3.  Nordstrom, Inc., 6.25%, due 1/15/18
    4.  SunTrust Bank, 7.25%, due 3/15/18
    5.  Boyd Gaming Corp., 7.75%, due 12/15/12





8    MainStay High Yield Opportunities Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen, CFA, Michael Kimble, CFA, and Taylor Wagenseil of MacKay Shields, LLC, the Fund's Subadvisor.

HOW DID MAINSTAY HIGH YIELD OPPORTUNITIES FUND PERFORM RELATIVE TO ITS PEERS AND ITS BENCHMARK DURING THE 12 MONTHS ENDED OCTOBER 31, 2010?

Excluding all sales charges, MainStay High Yield Opportunities Fund returned 20.29% for Investor Class shares, 20.27% for Class A shares and 19.27% for Class C shares for the 12 months ended October 31, 2010. Over the same period, the Fund's Class I shares returned 20.54%. All share classes outperformed the 17.82% return of the average Lipper(1) high current yield fund and the 19.05% return of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index(2) for the 12 months ended October 31, 2010. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is the Fund's broad-based securities-market index. See page 5 for Fund returns with sales charges.

WERE THERE ANY CHANGES TO THE FUND DURING THE REPORTING PERIOD?

Effective February 26, 2010, MainStay 130/30 High Yield Fund changed its name to MainStay High Yield Opportunities Fund. Effective the same date, the Fund also changed its principal investment strategy and investment process as outlined in a December 16, 2009, supplement to the Fund's Prospectus and as reflected in the Fund's Prospectus dated February 26, 2010.

WHAT FACTORS AFFECTED THE FUND'S RELATIVE PERFORMANCE DURING THE REPORTING
PERIOD?

We believe that the Fund's performance relative to its peers and benchmark resulted from our previous efforts to increase the Fund's beta,(3) or volatility profile in relation to the market as a whole. We increased beta by holding bonds that were less defensive and by increasing the Fund's exposure to lower-quality issues, cyclicals and the financial sector, specifically banking. We increased the Fund's beta before and during the early stages of the high-yield market rally that began in earnest in 2009.

DURING THE REPORTING PERIOD, HOW WAS THE FUND'S PERFORMANCE MATERIALLY AFFECTED BY INVESTMENTS IN DERIVATIVES?

Though we may use derivatives as a hedge, they are not typically used as an alpha(4) generator in managing the Fund. The currency forwards held during the reporting period detracted from the Fund's performance. However, with their intended use as a hedging vehicle, the overall impact was neutral.

WHAT WAS THE FUND'S DURATION(5) STRATEGY DURING THE REPORTING PERIOD?

Duration management did not play a significant role in the Fund's investment strategy during the reporting period. The duration of the Fund was slightly shorter than that of the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index during the reporting period.

WHAT SPECIFIC FACTORS, RISKS OR MARKET FORCES PROMPTED SIGNIFICANT DECISIONS FOR THE FUND DURING THE REPORTING PERIOD?

Prior to the reporting period, we had viewed the Federal Reserve's accommodative monetary policy, coupled with an increase in the market's liquidity, as positive signs of a rally in the high-yield market. We had positioned the Fund for such an event by increasing the Fund's beta. Though we have since stopped increasing the Fund's beta, we believed that Federal Reserve policy continued to favor a rally in the high-yield market. There were no material changes within the Fund's positioning during the reporting period. Should high-yield spreads(6) tighten further and anticipated inflation pressures become more of a reality, a more defensive positioning may become appropriate.

DURING THE REPORTING PERIOD, WHICH MARKET SEGMENTS WERE THE STRONGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE AND WHICH MARKET SEGMENTS WERE PARTICULARLY WEAK?

During the reporting period, the financials sector was a leading performer in the high-yield market, and the Fund's overweight position in financials relative to its benchmark was the biggest positive contributor to the Fund's performance. Should banks around the world continue to report good results (albeit with slower growth rates and some concerns about new capital requirements under the Basel III accords),(7) we would expect to see value in financials and to maintain an overweight position in the Fund relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.


1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index.
3. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
4. Alpha measures the portion of an investment's return that arises from security-specific factors (such as an investment's rate of growth in earnings per share) that are not measured by beta. In mutual funds, alpha measures portfolio performance in relation to beta over a three year period and reflects the value added (or lost) by the portfolio manager.
5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity
6. The terms "spread" and "yield spread" may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
7. The Basel III accords seek to strengthen global capital and liquidity regulations with goal of promoting a more resiliant banking sector.

                                                    mainstayinvestments.com    9

The Fund's positions in the auto industry were also strong performers during the reporting period, as automakers generally enjoyed a recovery. General Motors reorganized through bankruptcy. Ford Motor experienced a significant operational re-bound, and at the end of 2009, Ford Motor reported its first annual profit in four years. In addition, Ford Motor bonds were upgraded during the second half of the reporting period.

The Fund's increased exposure to lower-quality credits, which outperformed the high-yield market overall during the reporting period, also made a positive contribution to the Fund's performance.

The rally in lower-quality credits, however, led our positions in higher-quality credits (those rated BB and above),(8) to underperform on a relative basis, despite positive total returns. More defensive sectors such as energy were also weak performers during the reporting period.

During the reporting period, we decreased our position in floating-rate loans, which provided positive total returns but slightly underperformed the Fund's benchmark. On an individual security basis, U.S. Concrete and Mohegan Tribal Gaming were poor performers during the reporting period. U.S. Concrete went through a restructuring during the reporting period, and we received restricted stock in the new company, which underperformed the market during the portion of the reporting period it was held by the Fund. Mohegan Tribal Gaming, which was sold during the reporting period, underperformed because of concerns about the company's debt load.

DID THE FUND MAKE ANY SIGNIFICANT PURCHASES OR SALES DURING THE REPORTING
PERIOD?

The most significant purchases during the reporting period were automaker Ford Motor, semiconductor firm Freescale Semiconductor and insurance company American International Group (AIG). During the reporting period, we swapped some Ford Motor bonds for a Ford Motor convertible bond that we felt represented a better risk-reward opportunity. We purchased AIG as part of our effort to increase exposure to the financials sector. We believed that Freescale Semiconductor was benefiting from the cyclical recovery.

During the reporting period, the Fund's largest sales included positions in mining company Teck Resources, automaker Ford Motor and casino operator Harrah's. Teck Resources was upgraded to investment-grade status and was trading at very tight spreads, so we sold the Fund's position to reinvest the proceeds into bonds that we believed offered better relative value. As mentioned in the previous paragraph, we sold part of the Fund's position in Ford Motor bonds to swap into other bonds in the same company that we felt offered a better risk-reward opportunity. The sale of Harrah's bonds during the reporting period was the result of ending a capital structure arbitrage. Capital structure arbitrage is a strategy in which the Fund owned certain bonds from Harrah's (long) and sold other bonds from the same company short. This strategy tries to capitalize on the price discrepancy of bonds within the same company.

HOW DID THE FUND'S SECTOR WEIGHTINGS CHANGE DURING THE REPORTING PERIOD?

During the reporting period, we increased the Fund's weightings relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index in autos, banking and life insurance. In light of positive expectations for the economy and stronger industry fundamentals, we increased the Fund's exposure to these typically cyclical industries. Auto-related companies benefited as the economy showed signs of revival. Financials in general (and banks in particular) were realizing gains from the steep yield curve and an improving economy.

We decreased the Fund's holdings relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index in metals & mining, health services and support services. We reduced the Fund's holdings in these defensive sectors as part of our earlier effort to increase the Fund's beta.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?

As of October 31, 2010, the Fund's most significant overweight positions relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index were in banking, airlines and automakers. We favored historically cyclical sectors as a result of our positive outlook for the economy and the high-yield market. We also favored financials (and specifically banks) in light of the governmental support they had received and the steepness of the yield curve, which is conducive to earnings for banks in general. These overweight positions strengthened the Fund's performance.

As of the same date, the Fund's most significant underweight positions relative to the benchmark were in telecommunications (integrated companies), energy (exploration & production companies) and health facilities. As mentioned, we reduced the Fund's exposure to defensive industries as we sought to increase the beta of the Fund. These underweight positions were positive contributors to the Fund's performance relative to the benchmark.


8. Debt rated BB by Standard & Poor's is deemed by Standard & Poor's to be less vulnerable to nonpayment than other speculative issues. In the opinion of Standard & Poor's, however, debt rated BB faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay High Yield Opportunities Fund

PORTFOLIO OF INVESTMENTS(+++) OCTOBER 31, 2010


                                 PRINCIPAL
                                    AMOUNT         VALUE
LONG-TERM BONDS 92.1%+
ASSET-BACKED SECURITIES 5.1%
--------------------------------------------------------

AIRLINES 1.3%
America West Airlines Pass-
  Through Trust
  Series 2000-1, Class G
  8.057%, due 7/2/20          $  1,987,526  $  2,106,777
American Airlines Pass-
  Through Trust
  Series 2001-1, Class A1
  6.977%, due 11/23/22           1,778,064     1,546,916
  Series 2001-1, Class C
  7.379%, due 5/23/16              637,629       608,935
Continental Airlines, Inc.
  Series 2004-ERJ1, Class A
  9.558%, due 3/1/21             2,105,325     2,142,169
United Air Lines, Inc.
  Series 2009-2, Class A
  9.75%, due 1/15/17             1,432,347     1,683,008
                                            ------------
                                               8,087,805
                                            ------------

HOME EQUITY 2.9%
Citigroup Mortgage Loan
  Trust, Inc.
  Series 2007-AHL2, Class
  A3A
  0.326%, due 5/25/37 (a)        1,496,287     1,203,926
Equifirst Loan
  Securitization Trust
  Series 2007-1, Class A2A
  0.316%, due 4/25/37 (a)          328,088       306,151
First NLC Trust
  Series 2007-1, Class A1
  0.326%, due 8/25/37 (a)(b)     1,607,267     1,140,401
GSAA Home Equity Trust
  Series 2006-14, Class A1
  0.306%, due 9/25/36 (a)          609,766       282,241
  Series 2006-18, Class AV1
  0.326%, due 11/25/36 (a)         251,424       211,423
  Series 2007-5, Class 2A1A
  0.386%, due 5/25/37 (a)          772,088       509,913
Home Equity Loan Trust
  Series 2007-FRE1, Class
  2AV1
  0.386%, due 4/25/37 (a)        1,028,451       850,799
HSI Asset Securitization
  Corp. Trust
  Series 2006-HE2, Class 2A1
  0.306%, due 12/25/36 (a)         482,931       473,354
JP Morgan Mortgage
  Acquisition Corp.
  Series 2007-HE1, Class AF1
  0.356%, due 3/25/47 (a)        1,442,376     1,043,898
Merrill Lynch Mortgage
  Investors Trust
  Series 2007-MLN1, Class
  A2A
  0.366%, due 3/25/37 (a)        3,268,553     2,260,574
Morgan Stanley ABS Capital
  I, Inc.
  Series 2006-HE8, Class A2B
  0.356%, due 10/25/36 (a)         468,601       364,631
  Series 2007-NC2, Class
  A2FP
  0.406%, due 2/25/37 (a)        3,004,304     2,168,023
Option One Mortgage Loan
  Trust
  Series 2006-2, Class 2A2
  0.356%, due 7/25/36 (a)        1,741,907     1,341,596
Renaissance Home Equity Loan
  Trust
  Series 2007-2, Class AF1
  5.893%, due 6/25/37            3,422,086     2,669,997
Soundview Home Equity Loan
  Trust
  Series 2007-OPT1, Class
  2A1
  0.336%, due 6/25/37 (a)        1,373,376     1,241,262
  Series 2006-EQ2, Class A2
  0.366%, due 1/25/37 (a)        1,509,855     1,347,380
                                            ------------
                                              17,415,569
                                            ------------

STUDENT LOANS 0.9%
Keycorp Student Loan Trust
  Series 2006-A, Class 2A2
  0.369%, due 6/27/25 (a)        3,079,633     2,943,303
  Series 2000-A, Class A2
  0.638%, due 5/25/29 (a)        1,589,515     1,378,306
Securitized Asset Backed
  Receivables LLC Trust
  Series 2007-BR4, Class A2A
  0.346%, due 5/25/37 (a)        1,554,338     1,164,531
                                            ------------
                                               5,486,140
                                            ------------
Total Asset-Backed
  Securities
  (Cost $29,137,700)                          30,989,514
                                            ------------


CONVERTIBLE BOND 0.2%
--------------------------------------------------------

HOLDING COMPANY--DIVERSIFIED 0.2%
Icahn Enterprises, L.P.
  4.00%, due 8/15/13 (a)         1,125,000     1,068,750
                                            ------------
Total Convertible Bond
  (Cost $945,517)                              1,068,750
                                            ------------


CORPORATE BONDS 59.8%
--------------------------------------------------------

AEROSPACE & DEFENSE 1.8%
X  Alliant Techsystems, Inc.
  6.75%, due 4/1/16 (c)(d)       2,200,000     2,282,500
  6.875%, due 9/15/20            4,500,000     4,736,250
BE Aerospace, Inc.
  6.875%, due 10/1/20            1,670,000     1,774,375


+ Percentages indicated are based on Fund net assets.
X Among the Fund's 10 largest issuers held, as of October 31, 2010, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              11

                                 PRINCIPAL
                                    AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
AEROSPACE & DEFENSE (CONTINUED)
L-3 Communications Corp.
  Class B
  6.375%, due 10/15/15
  (c)(d)                      $  2,200,000  $  2,266,000
                                            ------------
                                              11,059,125
                                            ------------

AIRLINES 1.9%
American Airlines Pass-
  Through Trust
  Series 2001-1, Class B
  7.377%, due 5/23/19            2,476,368     2,340,167
Continental Airlines, Inc.
  7.875%, due 1/2/20               301,506       299,244
  9.798%, due 4/1/21             1,402,403     1,402,403
Delta Air Lines, Inc.
  12.25%, due 3/15/15 (b)        3,379,000     3,847,836
Northwest Airlines, Inc.
  Series 2007-1, Class A
  7.027%, due 11/1/19              987,564     1,039,412
United Air Lines, Inc.
  12.00%, due 11/1/13 (b)        2,300,000     2,587,500
                                            ------------
                                              11,516,562
                                            ------------

AUTO MANUFACTURERS 1.6%
Ford Motor Co.
  8.90%, due 1/15/32               410,000       486,875
  9.98%, due 2/15/47 (c)         2,000,000     2,492,500
General Motors Corp.
  7.375%, due 5/23/48 (e)          350,000       117,250
  8.375%, due 7/15/33 (e)       16,275,000     5,859,000
  8.80%, due 3/1/21 (e)            488,000       167,140
  9.40%, due 7/15/21 (e)         2,000,000       680,000
                                            ------------
                                               9,802,765
                                            ------------

AUTO PARTS & EQUIPMENT 0.6%
Goodyear Tire & Rubber Co.
  (The)
  8.25%, due 8/15/20               340,000       362,100
  10.50%, due 5/15/16            2,935,000     3,360,575
                                            ------------
                                               3,722,675
                                            ------------

BANKS 5.7%
ABN Amro North American
  Holding Preferred Capital
  Repackage Trust I
  6.523%, due 12/29/49
  (a)(b)                         3,500,000     3,045,000
BAC Capital Trust XIV
  5.63%, due 9/29/49 (a)         1,000,000       707,500
Bank of America Corp.
  8.00%, due 12/29/49 (a)          504,000       508,622
Capital One Capital IV
  6.745%, due 2/5/82 (a)(c)      2,975,000     2,982,437
X  CIT Group, Inc.
  7.00%, due 5/1/14                670,186       673,537
  7.00%, due 5/1/15                848,941       847,880
CIT Group, Inc. (continued)
  7.00%, due 5/1/16              2,190,904     2,182,688
  7.00%, due 5/1/17              4,980,867     4,955,963
Fifth Third Capital Trust IV
  6.50%, due 4/15/67 (a)         2,105,000     2,005,012
X  GMAC LLC
  8.00%, due 11/1/31             9,645,000    10,495,940
SunTrust Bank
  7.25%, due 3/15/18 (c)         2,000,000     2,263,250
Wachovia Capital Trust III
  5.80%, due 3/29/49 (a)         1,000,000       880,000
Wells Fargo & Co.
  7.98%, due 3/29/49 (a)           770,000       808,500
Whitney National Bank
  5.875%, due 4/1/17             2,000,000     1,845,970
                                            ------------
                                              34,202,299
                                            ------------

BUILDING MATERIALS 2.1%
Associated Materials LLC
  9.125%, due 11/1/17 (b)        3,565,000     3,743,250
Boise Cascade LLC
  7.125%, due 10/15/14           3,440,000     3,319,600
Nortek, Inc.
  11.00%, due 12/1/13            4,128,933     4,397,314
USG Corp.
  6.30%, due 11/15/16            1,625,000     1,454,375
                                            ------------
                                              12,914,539
                                            ------------

CHEMICALS 2.8%
CF Industries, Inc.
  6.875%, due 5/1/18             2,900,000     3,306,000
Hexion U.S. Finance
  Corp./Hexion Nova Scotia
  Finance ULC
  8.875%, due 2/1/18             3,310,000     3,554,112
  9.75%, due 11/15/14              500,000       526,250
Huntsman International LLC
  8.625%, due 3/15/20            2,150,000     2,351,563
  8.625%, due 3/15/21 (b)        2,700,000     2,959,875
Lyondell Chemical Co.
  11.00%, due 5/1/18             1,516,673     1,698,674
Vertellus Specialties, Inc.
  9.375%, due 10/1/15 (b)        2,360,000     2,539,950
                                            ------------
                                              16,936,424
                                            ------------

COAL 0.2%
Arch Western Finance LLC
  6.75%, due 7/1/13 (c)(d)       1,071,000     1,081,710
                                            ------------


COMMERCIAL SERVICES 3.5%
Avis Budget Car Rental LLC
  7.625%, due 5/15/14            1,005,000     1,032,637
  8.25%, due 1/15/19 (b)         1,225,000     1,237,250


12    MainStay High Yield Opportunities Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
COMMERCIAL SERVICES (CONTINUED)
Avis Budget Car Rental LLC
  (continued)
  9.625%, due 3/15/18         $  2,000,000  $  2,150,000
Corrections Corp. of America
  6.25%, due 3/15/13 (c)(d)      2,200,000     2,222,000
Ford Holdings LLC
  9.30%, due 3/1/30 (c)          2,475,000     3,093,750
Ford Holdings, Inc.
  9.375%, due 3/1/20               210,000       245,700
Hertz Corp. (The)
  7.50%, due 10/15/18 (b)        3,140,000     3,234,200
Iron Mountain, Inc.
  7.75%, due 1/15/15 (c)(d)      1,180,000     1,188,850
United Rentals North
  America, Inc.
  7.00%, due 2/15/14               230,000       234,600
  8.375%, due 9/15/20            1,825,000     1,852,375
  9.25%, due 12/15/19            3,995,000     4,434,450
                                            ------------
                                              20,925,812
                                            ------------

COMPUTERS 0.4%
SunGard Data Systems, Inc.
  10.25%, due 8/15/15            1,030,000     1,085,363
Unisys Corp.
  14.25%, due 9/15/15 (b)        1,250,000     1,506,250
                                            ------------
                                               2,591,613
                                            ------------

DIVERSIFIED FINANCIAL SERVICES 1.5%
GE Capital Trust II
  5.50%, due 9/15/67 (a)      E  3,345,000     4,138,803
GE Capital Trust IV
  Series Reg S
  4.625%, due 9/15/66 (a)        2,828,000     3,306,288
General Electric Capital
  Corp.
  Series Reg S
  5.50%, due 9/15/67 (a)         1,000,000     1,238,702
  6.50%, due 9/15/67 (a)      L    405,000       603,526
                                            ------------
                                               9,287,319
                                            ------------

ELECTRIC 2.1%
X  Calpine Corp.
  7.25%, due 10/15/17 (b)     $  1,360,000     1,414,400
  7.875%, due 7/31/20 (b)        5,500,000     5,761,250
Edison Mission Energy
  7.50%, due 6/15/13             1,100,000     1,072,500
Energy Future Intermediate
  Holding Co. LLC/EFIH
  Finance, Inc.
  10.00%, due 12/1/20            4,322,000     4,526,871
                                            ------------
                                              12,775,021
                                            ------------

ENTERTAINMENT 0.5%
Isle of Capri Casinos, Inc.
  7.00%, due 3/1/14              1,045,000       990,138
Mohegan Tribal Gaming
  Authority
  7.125%, due 8/15/14            1,000,000       685,000
Pinnacle Entertainment, Inc.
  7.50%, due 6/15/15             1,495,000     1,487,525
                                            ------------
                                               3,162,663
                                            ------------

ENVIRONMENTAL CONTROLS 0.9%
Allied Waste North America,
  Inc.
  5.75%, due 2/15/11 (c)(d)      2,200,000     2,227,612
EnergySolutions,
  Inc./EnergySolutions LLC
  10.75%, due 8/15/18 (b)        3,015,000     3,293,888
                                            ------------
                                               5,521,500
                                            ------------

FINANCE--AUTO LOANS 0.2%
X  GMAC LLC
  7.00%, due 2/1/12              1,000,000     1,028,941
                                            ------------


FINANCE--CONSUMER LOANS 2.2%
American General Finance
  Corp.
  4.125%, due 11/29/13        E  1,500,000     1,781,497
  6.50%, due 9/15/17          $  3,000,000     2,392,500
  6.90%, due 12/15/17            2,840,000     2,364,300
HSBC Finance Capital Trust
  IX
  5.911%, due 11/30/35 (a)       2,480,000     2,368,400
SLM Corp.
  4.75%, due 3/17/14          E  1,750,000     2,257,945
  8.00%, due 3/25/20          $  2,250,000     2,274,228
                                            ------------
                                              13,438,870
                                            ------------

FINANCE--CREDIT CARD 0.2%
Capital One Capital III
  7.686%, due 8/15/36            1,000,000     1,015,000
                                            ------------


FINANCE--OTHER SERVICES 0.6%
Icahn Enterprises,
  L.P./Icahn Enterprises
  Finance Corp.
  7.75%, due 1/15/16             3,600,000     3,699,000
                                            ------------


FOREST PRODUCTS & PAPER 0.1%
NewPage Corp.
  10.00%, due 5/1/12             1,000,000       636,250
                                            ------------


HEALTH CARE--PRODUCTS 1.0%
Alere, Inc.
  8.625%, due 10/1/18 (b)        2,000,000     2,145,000
  9.00%, due 5/15/16             1,500,000     1,601,250
Bausch & Lomb, Inc.
  9.875%, due 11/1/15 (c)(d)     1,825,000     1,984,687
                                            ------------
                                               5,730,937
                                            ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              13

                                 PRINCIPAL
                                    AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
HEALTH CARE--SERVICES 1.6%
X  HCA, Inc.
  6.50%, due 2/15/16 (c)      $  9,200,000  $  9,453,000
                                            ------------


HOME BUILDERS 2.0%
Beazer Homes USA, Inc.
  8.125%, due 6/15/16            4,000,000     3,875,000
K Hovnanian Enterprises,
  Inc.
  10.625%, due 10/15/16          1,440,000     1,465,200
Pulte Group, Inc.
  7.875%, due 6/15/32            3,000,000     2,745,000
Standard Pacific Corp.
  8.375%, due 5/15/18            3,950,000     4,093,187
                                            ------------
                                              12,178,387
                                            ------------

HOUSEHOLD PRODUCTS & WARES 1.1%
Reynolds Group Issuer, Inc.
  8.50%, due 5/15/18 (b)         5,175,000     5,291,438
  9.00%, due 4/15/19 (b)         1,315,000     1,365,956
                                            ------------
                                               6,657,394
                                            ------------




INSURANCE 4.3%
X  American International
  Group, Inc.
  4.875%, due 3/15/67 (a)     E  6,000,000     6,659,764
  Series Reg S
  8.00%, due 5/22/38 (a)         3,750,000     5,232,298
  8.175%, due 5/15/68 (a)(c)  $  4,000,000     4,260,000
Hartford Financial Services
  Group, Inc.
  6.00%, due 1/15/19             1,450,000     1,522,151
Liberty Mutual Group, Inc.
  7.80%, due 3/7/87 (b)          3,000,000     3,000,000
Lincoln National Corp.
  7.00%, due 5/17/66 (a)         1,840,000     1,794,000
Pacific Life Insurance Co.
  7.90%, due 12/30/23 (b)        2,000,000     2,423,208
  9.25%, due 6/15/39 (b)         1,000,000     1,219,117
                                            ------------
                                              26,110,538
                                            ------------

INVESTMENT MANAGEMENT/ADVISORY SERVICES 0.4%
Pinafore LLC/Pinafore, Inc.
  9.00%, due 10/1/18 (b)         2,500,000     2,675,000
                                            ------------


IRON & STEEL 0.4%
California Steel Industries,
  Inc.
  6.125%, due 3/15/14            2,100,000     2,084,250
                                            ------------


LODGING 1.9%
Boyd Gaming Corp.
  7.75%, due 12/15/12            1,000,000     1,005,000
Harrah's Operating Co., Inc.
  6.50%, due 6/1/16              1,050,000       750,750
  10.00%, due 12/15/18           2,456,000     2,130,580
  10.75%, due 2/1/16               791,000       718,821
  12.75%, due 4/15/18 (b)        1,720,000     1,702,800
Mandalay Resort Group
  6.375%, due 12/15/11           1,330,000     1,331,663
MGM Mirage, Inc.
  5.875%, due 2/27/14              660,000       594,000
  6.625%, due 7/15/15            1,320,000     1,156,650
  7.50%, due 6/1/16              1,470,000     1,308,300
MGM Resorts International
  11.125%, due 11/15/17            600,000       690,000
                                            ------------
                                              11,388,564
                                            ------------

MACHINERY--CONSTRUCTION & MINING 1.1%
Terex Corp.
  7.375%, due 1/15/14 (c)(d)     2,200,000     2,238,500
  8.00%, due 11/15/17            4,500,000     4,488,750
                                            ------------
                                               6,727,250
                                            ------------

MEDIA 1.4%
CCH II LLC/CCH II Capital
  Corp.
  13.50%, due 11/30/16           1,441,111     1,725,730
CCO Holdings LLC/CCO
  Holdings Capital Corp.
  7.25%, due 10/30/17 (b)        3,500,000     3,613,750
Clear Channel
  Communications, Inc.
  6.875%, due 6/15/18              945,000       486,675
  7.25%, due 10/15/27              575,000       281,750
Clear Channel Worldwide
  Holdings, Inc.
  9.25%, due 12/15/17            2,250,000     2,430,000
                                            ------------
                                               8,537,905
                                            ------------

METAL FABRICATE & HARDWARE 0.6%
Aleris International, Inc.
  6.00%, due 6/1/20
  (b)(f)(g)                         11,797        15,679
  9.00%, due 12/15/14
  (e)(f)(h)                        930,000            93
Mueller Water Products, Inc.
  7.375%, due 6/1/17             1,875,000     1,696,875
  8.75%, due 9/1/20 (b)          1,845,000     1,999,519
                                            ------------
                                               3,712,166
                                            ------------

MINING 0.9%
Century Aluminum Co.
  8.00%, due 5/15/14             3,080,500     3,126,707
Freeport-McMoRan Copper &
  Gold, Inc.
  8.375%, due 4/1/17 (c)(d)      2,200,000     2,488,750
                                            ------------
                                               5,615,457
                                            ------------



14    MainStay High Yield Opportunities Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT         VALUE
CORPORATE BONDS (CONTINUED)
MISCELLANEOUS--MANUFACTURING 0.7%
American Railcar Industries,
  Inc.
  7.50%, due 3/1/14           $  3,985,000  $  4,034,813
                                            ------------


OIL & GAS 2.8%
Chesapeake Energy Corp.
  6.875%, due 8/15/18 (c)        5,000,000     5,287,500
Frontier Oil Corp.
  6.625%, due 10/1/11 (c)(d)     2,200,000     2,202,750
Hilcorp Energy I LP/Hilcorp
  Finance Co.
  7.625%, due 4/15/21 (b)        1,680,000     1,753,500
Linn Energy LLC
  8.625%, due 4/15/20 (b)(c)     4,755,000     5,135,400
Tesoro Corp.
  6.25%, due 11/1/12 (c)(d)      2,200,000     2,288,000
                                            ------------
                                              16,667,150
                                            ------------

OIL & GAS SERVICES 0.3%
Hornbeck Offshore Services,
  Inc.
  Class B
  6.125%, due 12/1/14 (c)(d)     2,000,000     2,000,000
                                            ------------


PACKAGING & CONTAINERS 0.4%
CB Smurfit Stone
  8.00%, due 3/15/17             2,000,000        60,000
Owens-Brockway Glass
  Container, Inc.
  6.75%, due 12/1/14 (c)(d)      2,200,000     2,249,500
                                            ------------
                                               2,309,500
                                            ------------

PIPELINES 0.8%
Dynegy Holdings, Inc.
  8.75%, due 2/15/12 (c)(d)        545,000       546,362
Energy Transfer Equity, L.P.
  7.50%, due 10/15/20            1,325,000     1,444,250
MarkWest Energy Partners,
  L.P./MarkWest Energy
  Finance Corp.
  8.50%, due 7/15/16               150,000       159,375
Targa Resources Partners,
  L.P./Targa Resources
  Partners Finance Corp.
  7.875%, due 10/15/18 (b)       1,805,000     1,913,300
Williams Partners
  L.P./Williams Partners
  Finance Corp.
  7.50%, due 6/15/11 (c)(d)      1,000,000     1,038,648
                                            ------------
                                               5,101,935
                                            ------------

RETAIL 2.1%
Inergy LP/Inergy Finance
  Corp.
  7.00%, due 10/1/18 (b)         1,620,000     1,692,900
Neiman Marcus Group, Inc.
  (The)
  9.00%, due 10/15/15 (h)        4,272,751     4,465,025
Nordstrom, Inc.
  6.25%, due 1/15/18 (c)         3,000,000     3,503,064
Phillips-Van Heusen Corp.
  7.375%, due 5/15/20            3,000,000     3,251,250
                                            ------------
                                              12,912,239
                                            ------------

SAVINGS & LOANS 0.7%
Deutsche Postbank Funding
  Trust IV
  5.983%, due 6/29/49 (a)     E  3,500,000     4,335,457
                                            ------------


SEMICONDUCTORS 1.1%
Freescale Semiconductor,
  Inc.
  9.25%, due 4/15/18 (b)      $  6,000,000     6,420,000
                                            ------------


SOFTWARE 1.0%
First Data Corp.
  8.875%, due 8/15/20 (b)        5,500,000     5,781,875
                                            ------------


TELECOMMUNICATIONS 3.7%
Alcatel-Lucent USA, Inc.
  6.45%, due 3/15/29             3,735,000     3,118,725
American Tower Corp.
  7.00%, due 10/15/17 (c)(d)     1,100,000     1,289,750
Frontier Communications
  Corp.
  7.05%, due 10/1/46             1,140,000       923,400
  8.50%, due 4/15/20             1,435,000     1,657,425
MetroPCS Wireless, Inc.
  7.875%, due 9/1/18             2,740,000     2,938,650
  9.25%, due 11/1/14               160,000       167,600
X  Sprint Nextel Corp.
  8.375%, due 8/15/17 (c)        9,000,000     9,922,500
Viasat, Inc.
  8.875%, due 9/15/16            1,900,000     2,066,250
Windstream Holding of the
  Midwest, Inc.
  6.75%, due 4/1/28                 60,000        53,027
                                            ------------
                                              22,137,327
                                            ------------

TRANSPORTATION 0.6%
Bristow Group, Inc.
  6.125%, due 6/15/13              100,000       101,000
KAR Holdings, Inc.
  8.75%, due 5/1/14              1,245,000     1,293,244
  10.00%, due 5/1/15                43,000        45,473
PHI, Inc.
  8.625%, due 10/15/18 (b)       2,425,000     2,443,187
                                            ------------
                                               3,882,904
                                            ------------
Total Corporate Bonds
  (Cost $328,621,020)                        361,772,136
                                            ------------




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              15

                                 PRINCIPAL
                                    AMOUNT         VALUE

FOREIGN BONDS 12.4%
--------------------------------------------------------

BANKS 4.0%
ABN Amro Bank N.V.
  4.31%, due 2/28/49 (a)      E  5,000,000  $  5,483,623
X  EGG Banking PLC
  7.50%, due 5/29/49 (a)      L  4,662,000     7,155,853
HBOS Capital Fund L.P.
  Series A
  6.461%, due 11/29/49 (a)       2,000,000     2,723,997
HT1 Funding GmbH
  6.352%, due 7/29/49         E  4,750,000     5,024,398
IKB Deutsche Industriebank
  A.G.
  4.50%, due 7/9/13              3,200,000     3,952,712
                                            ------------
                                              24,340,583
                                            ------------

BUILDING MATERIALS 0.1%
PERI GmbH
  5.625%, due 12/15/11             350,000       498,091
                                            ------------


CHEMICALS 0.9%
Huntsman International LLC
  Series Reg S
  6.875%, due 11/15/13           1,000,000     1,433,554
Ineos Group Holdings PLC
  Series Reg S
  7.875%, due 2/15/16            3,000,000     3,674,352
                                            ------------
                                               5,107,906
                                            ------------

COMMERCIAL SERVICES 0.7%
Hertz Holdings Netherlands
  B.V.
  Series Reg S
  8.50%, due 7/31/15             3,000,000     4,405,047
                                            ------------


ELECTRIC 0.4%
Intergen N.V.
  8.50%, due 6/30/17               500,000       741,133
Series Reg S
  9.50%, due 6/30/17          L    875,000     1,514,222
                                            ------------
                                               2,255,355
                                            ------------

FINANCE--AUTO LOANS 0.1%
Ally Credit Canada, Ltd.
  Series E
  6.00%, due 5/23/12          E    405,000       569,316
                                            ------------


FINANCE--MORTGAGE LOAN/BANKER 1.5%
X  Northern Rock Asset
  Management PLC
  Series E
  4.574%, due 1/13/15 (a)     L  1,360,000     1,781,494
  9.375%, due 10/17/21           5,000,000     7,210,579
                                            ------------
                                               8,992,073
                                            ------------

HOLDING COMPANY--DIVERSIFIED 0.2%
Stena AB
  Series Reg S
  7.875%, due 3/15/20         E  1,000,000     1,398,759
                                            ------------


INSURANCE 1.6%
X  American International
  Group, Inc.
  Series A2
  5.75%, due 3/15/67 (a)      L  1,000,000     1,333,957
  Series Reg S
  8.625%, due 5/22/68 (a)        1,000,000     1,642,410
ING Groep N.V.
  5.14%, due 3/29/49 (a)         5,000,000     6,893,074
                                            ------------
                                               9,869,441
                                            ------------

LEISURE TIME 0.5%
Royal Caribbean Cruises,
  Ltd.
  Series Reg S
  5.625%, due 1/27/14         E  1,050,000     1,461,390
TUI A.G.
  5.125%, due 12/10/12           1,000,000     1,370,923
                                            ------------
                                               2,832,313
                                            ------------

MEDIA 0.6%
EN Germany Holdings B.V.
  10.75%, due 11/15/15           2,460,000     3,329,673
                                            ------------



MINING 0.2%
Fortescue Metals Group, Ltd.
  Series Reg S
  9.75%, due 9/1/13                650,000     1,099,174
                                            ------------


PACKAGING & CONTAINERS 0.7%
Ardagh Packaging Finance PLC
  Series Reg S
  9.25%, due 10/15/20            3,000,000     4,279,785
                                            ------------


REAL ESTATE 0.8%
Prologis International
  Funding S.A.
  7.625%, due 10/23/14           3,500,000     5,017,439
                                            ------------


TELECOMMUNICATIONS 0.1%
Virgin Media Finance PLC
  9.50%, due 8/15/16               500,000       791,587
                                            ------------
Total Foreign Bonds
  (Cost $66,293,064)                          74,786,542
                                            ------------




16    MainStay High Yield Opportunities Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT         VALUE

LOAN ASSIGNMENTS & PARTICIPATIONS 2.1% (I)
--------------------------------------------------------

AEROSPACE & DEFENSE 0.2%
BE Aerospace, Inc.
  Term Loan B
  5.75%, due 7/15/14          $    327,903  $    330,156
Hawker Beechcraft
  Acquisition Co. LLC
  Term Loan
  2.264%, due 3/26/14              925,489       772,494
  LC Facility Deposits
  2.289%, due 3/26/14               55,330        46,183
                                            ------------
                                               1,148,833
                                            ------------

COMMERCIAL SERVICES 0.2%
Aramark Corp.
  Synthetic Letter of Credit
  1.981%, due 1/26/14               31,723        30,811
  Term Loan
  2.164%, due 1/26/14              393,803       382,481
  Extended Letter of Credit
  3.506%, due 7/26/16               57,145        56,636
  Extended Term Loan B
  3.539%, due 7/26/16              868,929       861,191
                                            ------------
                                               1,331,119
                                            ------------

COMPUTERS 0.2%
SunGard Data Systems, Inc.
  Tranche B
  4.034%, due 2/28/16              974,684       961,130
                                            ------------



ELECTRICAL COMPONENTS & EQUIPMENT 0.1%
Texas Competitive Electric
  Holdings Co. LLC
  Term Loan B1
  3.756%, due 10/10/14           1,077,778       844,439
                                            ------------


ENERGY--ALTERNATE SOURCES 0.2%
Covanta Energy Corp.
  Term Loan B
  1.857%, due 2/9/14               978,168       947,355
  Synthetic Letter of Credit
  1.94%, due 2/9/14                499,025       483,306
                                            ------------
                                               1,430,661
                                            ------------

ENTERTAINMENT 0.1%
Isle of Capri Casinos, Inc.
  New Delayed Draw Term Loan
  A
  5.00%, due 11/25/13              170,315       166,270
  New Delayed Draw Term Loan
  B
  5.00%, due 11/25/13              193,642       189,043
  New Term Loan B
  5.00%, due 11/25/13              484,104       472,606
                                            ------------
                                                 827,919
                                            ------------

FOREST PRODUCTS & PAPER 0.2%
Georgia-Pacific Corp.
  New Term Loan B
  2.292%, due 12/21/12             968,140       966,269
                                            ------------


MEDIA 0.4%
Charter Communications
  Operating LLC
  Extended Term Loan
  1.00%, due 9/6/16              2,169,269     2,127,046
                                            ------------


METAL FABRICATE & HARDWARE 0.0%++
Aleris International, Inc.
  USD Term Loan B1 Non Roll-
  Up
  1.00%, due 12/19/13 (e)(g)       225,783            23
                                            ------------


OIL & GAS 0.3%
Hercules Offshore LLC
  Term Loan B
  6.00%, due 7/11/13               801,932       745,296
Precision Drilling Corp.
  Tranche B-1 Term Loan
  7.25%, due 9/30/14               832,357       840,941
                                            ------------
                                               1,586,237
                                            ------------

TELECOMMUNICATIONS 0.1%
MetroPCS Wireless, Inc.
  Extended Term Loan B
  1.00%, due 11/3/16               809,932       807,763
  Term Loan B
  2.563%, due 11/14/13              74,342        73,436
                                            ------------
                                                 881,199
                                            ------------

TRANSPORTATION 0.1%
Orbitz Worldwide, Inc.
  Term Loan
  3.276%, due 7/25/14              783,328       759,175
                                            ------------
Total Loan Assignments &
  Participations
  (Cost $12,251,704)                          12,864,050
                                            ------------


MORTGAGE-BACKED SECURITIES 2.0%
--------------------------------------------------------

COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) 2.0%
Banc of America Commercial
  Mortgage, Inc.
  Series 2005-J, Class 1A1
  3.256%, due 11/25/35
  (a)(j)                         1,046,560       807,705
  Series 2007-2, Class A4
  5.689%, due 4/10/49 (a)(j)       600,000       628,961
Bear Stearns Commercial
  Mortgage Securities
  Series 2006-PW14, Class A4
  5.201%, due 12/11/38             590,000       639,944


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              17

                                 PRINCIPAL
                                    AMOUNT         VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
COMMERCIAL MORTGAGE LOANS
  (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  Series 2006-CD3, Class A5
  5.617%, due 10/15/48        $    590,000  $    638,548
Deutsche ALT-A Securities,
  Inc. Alternate Loan Trust
  Series 2005-5, Class 1A3
  5.50%, due 11/25/35 (a)        1,488,971     1,466,384
Greenpoint Mortgage Funding
  Trust
  Series 2007-AR2, Class 1A1
  0.386%, due 4/25/47 (a)        1,026,739       778,159
GS Mortgage Securities Corp.
  II
  Series 2007-GG10, Class A4
  5.808%, due 8/10/45 (a)(j)       635,000       672,349
Indymac Index Mortgage Loan
  Trust
  Series 2004-AR4, Class 3A
  2.621%, due 8/25/34 (a)(j)       957,059       824,013
  Series 2005-AR9, Class 4A2
  2.745%, due 7/25/35 (a)(j)     3,711,688     3,268,880
Structured Asset Securities
  Corp.
  Series 2005-11H, Class A2
  5.00%, due 6/25/35 (f)           603,839       567,401
WaMu Mortgage Pass Through
  Certificates
  Series 2006-AR14, Class
  1A1
  5.501%, due 11/25/36
  (a)(j)                         1,290,856     1,188,208
Wells Fargo Mortgage Backed
  Securities Trust
  Series 2006-AR10, Class
  5A2
  5.428%, due 7/25/36 (a)(j)       992,197       841,492
                                            ------------
Total Mortgage-Backed
  Securities
  (Cost $11,043,556)                          12,322,044
                                            ------------


YANKEE BONDS 10.5% (K)
--------------------------------------------------------

BANKS 1.5%
Barclays Bank PLC
  8.55%, due 9/29/49 (a)(b)      3,000,000     3,048,750
Mizuho Capital Investment,
  Ltd.
  14.95%, due 12/31/49
  (a)(b)                         3,645,000     4,677,993
Royal Bank of Scotland PLC
  (The)
  0.499%, due 8/29/17            1,600,000     1,360,494
                                            ------------
                                               9,087,237
                                            ------------

BIOTECHNOLOGY 0.4%
FMC Finance III S.A.
  6.875%, due 7/15/17 (c)(d)     2,100,000     2,275,875
                                            ------------


BUILDING MATERIALS 0.8%
Hanson PLC
  6.125%, due 8/15/16 (c)        5,000,000     5,050,000
                                            ------------


COMMERCIAL SERVICES 0.0%++
Ashtead Holdings PLC
  8.625%, due 8/1/15 (b)           150,000       157,125
                                            ------------


FOREST PRODUCTS & PAPER 0.7%
Norske Skogindustrier A.S.A.
  7.125%, due 10/15/33 (b)       2,275,000     1,490,125
Stora Enso Oyj
  7.25%, due 4/15/36 (b)         3,000,000     2,790,000
                                            ------------
                                               4,280,125
                                            ------------

HOME BUILDERS 0.2%
Desarrolladora Homex S.A. de
  C.V.
  7.50%, due 9/28/15 (c)         1,000,000     1,042,500
                                            ------------


INSURANCE 0.5%
Oil Insurance, Ltd.
  7.558%, due 12/29/49
  (a)(b)                         3,250,000     2,919,638
                                            ------------


LEISURE TIME 0.5%
Royal Caribbean Cruises,
  Ltd.
  7.50%, due 10/15/27 (c)        3,000,000     3,007,500
                                            ------------


MINING 0.8%
FMG Finance Property, Ltd.
  10.00%, due 9/1/13 (b)           945,000     1,182,431
Novelis, Inc.
  7.25%, due 2/15/15             3,545,000     3,655,782
                                            ------------
                                               4,838,213
                                            ------------

MISCELLANEOUS--MANUFACTURING 0.7%
Bombardier, Inc.
  7.75%, due 3/15/20 (b)         2,745,000     3,046,950
  8.00%, due 11/15/14
  (b)(c)(d)                      1,050,000     1,097,250
                                            ------------
                                               4,144,200
                                            ------------

OIL & GAS 1.2%
Anadarko Finance Co.
  7.50%, due 5/1/31              5,000,000     5,424,700
Compton Petroleum Finance
  Corp.
  10.00%, due 9/15/17            2,399,900     2,051,914
                                            ------------
                                               7,476,614
                                            ------------

OIL & GAS SERVICES 0.4%
Compagnie Generale de
  Geophysique
  7.50%, due 5/15/15 (c)(d)      2,200,000     2,271,500
                                            ------------




18    MainStay High Yield Opportunities Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 PRINCIPAL
                                    AMOUNT         VALUE
YANKEE BONDS (CONTINUED)
TELECOMMUNICATIONS 1.6%
Intelsat Luxembourg S.A.
  11.25%, due 2/4/17          $  5,260,000  $  5,634,775
Nordic Telephone Co.
  8.875%, due 5/1/16 (b)         1,000,000     1,060,000
Virgin Media Finance PLC
  8.375%, due 10/15/19           3,000,000     3,345,000
                                            ------------
                                              10,039,775
                                            ------------

TRANSPORTATION 1.2%
CHC Helicopter S.A.
  9.25%, due 10/15/20 (b)        4,085,000     4,268,825
Hapag-Lloyd A.G.
  9.75%, due 10/15/17 (b)        2,770,000     2,905,037
                                            ------------
                                               7,173,862
                                            ------------
Total Yankee Bonds
  (Cost $58,531,079)                          63,764,164
                                            ------------
Total Long-Term Bonds
  (Cost $506,823,640)                        557,567,200
                                            ------------



                                    SHARES

COMMON STOCKS 1.5%
--------------------------------------------------------

AUTO MANUFACTURERS 0.1%
Ford Motor Co. (l)                  25,000       353,250
                                            ------------


BANKS 0.8%
X  CIT Group, Inc. (l)              71,914     3,116,034
Citigroup, Inc. (l)                396,461     1,653,242
                                            ------------
                                               4,769,276
                                            ------------

BUILDING MATERIALS 0.1%
Nortek, Inc. (l)                     2,010        83,777
U.S. Concrete, Inc. (l)             71,988       599,660
                                            ------------
                                                 683,437
                                            ------------

CHEMICALS 0.2%
Lyondell Chemical Co. (l)           19,863       533,520
LyondellBasell Industries,
  N.V., Class B (l)                 18,205       489,532
                                            ------------
                                               1,023,052
                                            ------------

METAL FABRICATE & HARDWARE 0.1%
Aleris International, Inc.
  (f)(l)                            13,652       580,210
                                            ------------


PACKAGING & CONTAINERS 0.2%
Smurfit-Stone Container
  Corp. (l)                         63,586     1,462,478
                                            ------------
Total Common Stocks
  (Cost $7,288,381)                            8,871,703
                                            ------------


CONVERTIBLE PREFERRED STOCKS 3.5%
--------------------------------------------------------

AUTO MANUFACTURERS 2.8%
X  Ford Motor Co. Capital
  Trust II
  6.50%                            342,420  $ 17,018,274
                                            ------------


DIVERSIFIED FINANCIAL SERVICES 0.7%
Citigroup Capital XIII 7.88%        40,000     1,060,000
SG Preferred Capital II LLC
  (a)(b)
  6.30%                              3,250     3,148,438
                                            ------------
                                               4,208,438
                                            ------------
Total Convertible Preferred
  Stocks
  (Cost $19,828,876)                          21,226,712
                                            ------------

                                 PRINCIPAL
                                    AMOUNT

SHORT-TERM INVESTMENT 6.1%
--------------------------------------------------------

REPURCHASE AGREEMENT 6.1%
State Street Bank and Trust
  Co.
  0.01%, dated 10/29/10
  due 11/1/10
  Proceeds at Maturity
  $36,585,209
  (Collateralized by a
  United
  States Treasury Note with
  a rate of 2.125% and a
  maturity date of 5/31/15,
  with a Principal Amount of
  $35,415,000 and a Market
  Value of $37,320,327)       $ 36,585,179    36,585,179
                                            ------------
Total Short-Term Investment
  (Cost $36,585,179)                          36,585,179
                                            ------------
Total Investments,
  Before Investments Sold
  Short
  (Cost $570,526,076) (m)            103.2%  624,250,794
                                            ------------


LONG-TERM BONDS SOLD SHORT (7.7%)
CORPORATE BONDS SOLD SHORT (2.1%)
--------------------------------------------------------


BANKS (0.4%)
CB Smurfit Stone
  8.00%, due 3/15/17            (2,000,000)      (60,000)
SunTrust Bank
  7.25%, due 3/15/18            (2,000,000)   (2,263,250)
                                            ------------
                                              (2,323,250)
                                            ------------

ENTERTAINMENT (0.3%)
Mohegan Tribal Gaming
  Authority
  7.125%, due 8/15/14           (1,000,000)     (685,000)
Speedway Motorsports, Inc.
  6.75%, due 6/1/13             (1,000,000)   (1,012,500)
                                            ------------
                                              (1,697,500)
                                            ------------



The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              19

                                 PRINCIPAL
                                    AMOUNT         VALUE
CORPORATE BONDS SOLD SHORT (CONTINUED)
FOOD (0.2%)
Dean Foods Co.
  7.00%, due 6/1/16           $ (1,000,000) $ (1,000,000)



FOREST PRODUCTS & PAPER (0.1%)
NewPage Corp.
  10.00%, due 5/1/12            (1,000,000)     (636,250)



LODGING (0.3%)
Boyd Gaming Corp.
  7.75%, due 12/15/12           (2,000,000)   (2,010,000)



MEDIA (0.2%)
Time Warner Cable, Inc.
  8.75%, due 2/14/19            (1,000,000)   (1,330,754)



RETAIL (0.6%)
Nordstrom, Inc.
  6.25%, due 1/15/18            (3,000,000)   (3,503,064)
                                            ------------
Total Corporate Bonds Sold
  Short
  (Proceeds $11,747,920)                     (12,500,818)
                                            ------------


U.S. GOVERNMENT SOLD SHORT (4.1%)
--------------------------------------------------------

United States Treasury Notes
  1.25%, due 8/31/15           (15,000,000)  (15,087,885)
  3.50%, due 2/15/18            (9,000,000)   (9,920,394)
                                            ------------
                                             (25,008,279)
                                            ------------
Total U.S. Government Sold
  Short
  (Proceeds $23,911,090)                     (25,008,279)
                                            ------------


YANKEE BONDS SOLD SHORT (1.5%) (K)
--------------------------------------------------------

HOME BUILDERS (0.2%)
Desarrolladora Homex S.A. de
  C.V.
  7.50%, due 9/28/15            (1,000,000)   (1,042,500)
                                            ------------



LEISURE TIME (0.3%)
Royal Caribbean Cruises,
  Ltd.
  7.50%, due 10/15/27           (2,000,000)   (2,005,000)
                                            ------------



OIL & GAS (1.0%)
Anadarko Petroleum Corp.
  7.625%, due 3/15/14           (5,000,000)   (5,687,225)
                                            ------------
Total Yankee Bonds Sold
  Short
  (Proceeds $7,697,468)                       (8,734,725)
                                            ------------
Total Long-Term Bonds Sold
  Short
  (Proceeds $43,356,478)                     (46,243,822)
                                            ------------



                                    SHARES

COMMON STOCK SOLD SHORT (0.2%)
--------------------------------------------------------

PACKAGING & CONTAINERS (0.2%)
Smurfit-Stone Container
  Corp. (l)                        (63,586) $ (1,462,478)
                                            ------------
Total Common Stock Sold
  Short
  (Proceeds $1,797,683)                       (1,462,478)
                                            ------------
Total Investments Sold Short
  (Proceeds $45,154,161)              (7.9)% (47,706,300)
                                            ------------
Total Investments,
  Net of Investments Sold
  Short
  (Cost $525,371,915)                 95.3   576,544,494
New York Life Agreement (d)            0.0             0
Other Assets, Less
  Liabilities                          4.7    28,691,541
                              ------------  ------------


Net Assets                           100.0% $605,236,035
                              ============  ============





+++  On a daily basis New York Life
     Investments confirms that the value of
     the Fund's liquid assets (liquid
     portfolio securities and cash) is
     sufficient to cover its potential senior
     securities (e.g., futures, swaps,
     options).
++   Less than one-tenth of a percent.
(a)  Floating rate--Rate shown is the rate in
     effect at October 31, 2010.
(b)  May be sold to institutional investors
     only under Rule 144A or securities
     offered pursuant to Section 4(2) of the
     Securities Act of 1933, as amended.
(c)  Security, or a portion thereof, is
     maintained in a segregated account at the
     Fund's custodian as collateral for
     securities sold short (See Note 2(I)).
(d)  Security or a portion of the security is
     pledged as collateral for the benefit of
     Lehman Brothers International (Europe).
     As a result of the Lehman Brothers
     International (Europe) bankruptcy, these
     securites are operationally illiquid.
     The total market value of these
     securities at October 31, 2010 is
     $34,369,153, which represents 5.7% of the
     Fund's net assets. Additionally, the Fund
     had other securities that were originally
     pledged as collateral for Lehman Brothers
     International (Europe) which have since
     been called by the issuer or have
     matured. As a result, cash in the amount
     of $15,449,961, representing 2.6% of net
     assets is pledged as collateral for the
     benefit of Lehman Brothers International
     (Europe), and has been deemed restricted
     by the Fund. The Fund entered into an
     agreement with New York Life Insurance
     Company (see Note 10), pursuant to which,
     at the conclusion of the bankruptcy
     appeal process relating to Lehman
     Brothers Inc., should the Fund be
     entitled to obtain less than 100% of the
     then current market value of the
     collateral, New York Life Insurance
     Company will contribute to the Fund the
     difference between the value of the
     assets ultimately returned to the Fund
     and the then current market value of the
     collateral. As of October 31, 2010, the
     fair value of the agreement is $0.
(e)  Issue in default.
(f)  Illiquid security. The total market value
     of these securities at October 31, 2010
     is $1,163,383 which represents 0.2% of
     the Fund's net assets. The market value
     of these securities combined with the
     operationally illiquid securities
     identified in (d) above total 5.9% of the
     Fund's net assets.


20    MainStay High Yield Opportunities Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

(g)  Fair valued security. The total market
     value of these securities at October 31, 2010 is $15,702, which represents less than one-tenth of a percent of the Fund's net assets.
(h)  PIK ("Payment in Kind")--interest or
     dividend payment is made with additional securities.
(i)  Floating Rate Loan--generally pays
     interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate ("LIBOR") or other short-term rates. The rate shown is the rate(s) in effect at October 31, 2010. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(j)  Collateral strip rate--Bond whose
     interest is based on the weighted net
     interest rate of the collateral. Coupon
     rate adjusts periodically based on a
     predetermined schedule. Rate shown is the rate in effect at October 31, 2010.
(k)  Yankee Bond--dollar-denominated bond
     issued in the United States by a foreign bank or corporation.
(l)  Non-income producing security.
(m)  At October 31, 2010, cost is $570,533,001
     for federal income tax purposes and net
     unrealized appreciation is as follows:



Gross unrealized appreciation      $56,670,528
Gross unrealized depreciation       (2,952,735)
                                   -----------
Net unrealized appreciation        $53,717,793
                                   ===========



The following abbreviation is used in the above portfolio:
L--British Pound Sterling
E--Euro

The following is a summary of the fair valuations according to the inputs used as of October 31, 2010, for valuing the Fund's assets.

ASSET VALUATION INPUTS

                                                        QUOTED
                                                     PRICES IN
                                                        ACTIVE   SIGNIFICANT
                                                   MARKETS FOR         OTHER   SIGNIFICANT
                                                     IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                        ASSETS        INPUTS        INPUTS
 DESCRIPTION                                         (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities (a)
Long-Term Bonds
  Asset-Backed Securities                          $        --  $ 30,989,514       $    --  $ 30,989,514
  Convertible Bonds                                         --     1,068,750            --     1,068,750
  Corporate Bonds (b)                                       --   361,756,457        15,679   361,772,136
  Foreign Bonds                                             --    74,786,542            --    74,786,542
  Loan Assignments & Participations (c)                     --    12,864,027            23    12,864,050
  Mortgage-Backed Securities                                --    12,322,044            --    12,322,044
  Yankee Bonds                                              --    63,764,164            --    63,764,164
                                                   -----------  ------------       -------  ------------
Total Long-Term Bonds                                       --   557,551,498        15,702   557,567,200
                                                   -----------  ------------       -------  ------------
Common Stocks                                        8,871,703            --            --     8,871,703
Convertible Preferred Stocks                        21,226,712            --            --    21,226,712
Short-Term Investment
  Repurchase Agreement                                      --    36,585,179            --    36,585,179
                                                   -----------  ------------       -------  ------------
Total Investments in Securities                     30,098,415   594,136,677        15,702   624,250,794
                                                   -----------  ------------       -------  ------------
Other Financial Instruments
  Foreign Currency Forward Contracts (d)                    --       377,256            --       377,256
                                                   -----------  ------------       -------  ------------
Total Investments in Securities and Other
  Financial Instruments                            $30,098,415  $594,513,933       $15,702  $624,628,050
                                                   ===========  ============       =======  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The level 3 security valued at $15,679 is held in Metal Fabricate & Hardware within the Corporate Bonds section of the Portfolio of Investments.

(c) The level 3 security valued at $23 is held in Metal Fabricate & Hardware within the Loan Assignments & Participations section of the Portfolio of Investments.

(d) The value listed for these securities reflects unrealized appreciation as shown on the table of foreign currency forward contracts. (See Note 5)


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              21

LIABILITY VALUATION INPUTS

                                                         QUOTED
                                                      PRICES IN
                                                         ACTIVE   SIGNIFICANT
                                                    MARKETS FOR         OTHER   SIGNIFICANT
                                                      IDENTICAL    OBSERVABLE  UNOBSERVABLE
                                                         ASSETS        INPUTS        INPUTS
 DESCRIPTION                                          (LEVEL 1)     (LEVEL 2)     (LEVEL 3)         TOTAL
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
  Corporate Bonds Sold Short                        $        --  $(12,500,818)     $     --  $(12,500,818)
  U.S. Government Sold Short                                 --   (25,008,279)           --   (25,008,279)
  Yankee Bonds Sold Short                                    --    (8,734,725)           --    (8,734,725)
                                                    -----------  ------------      --------  ------------
Total Long-Term Bonds Sold Short                             --   (46,243,822)           --   (46,243,822)
                                                    -----------  ------------      --------  ------------
Common Stock Sold Short                              (1,462,478)           --            --    (1,462,478)
                                                    -----------  ------------      --------  ------------
Total Investments Sold Short                         (1,462,478)  (46,243,822)           --   (47,706,300)
                                                    -----------  ------------      --------  ------------
Other Financial Instruments
  Foreign Currency Forward Contracts (b)                     --      (539,199)           --      (539,199)
                                                    -----------  ------------      --------  ------------
Total investments in Securities Sold Short and
  Other Financial Instruments                       $(1,462,478) $(46,783,021)     $     --  $(48,245,499)
                                                    ===========  ============      ========  ============




(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

(b) The value listed for these securities reflects unrealized depreciation as shown on the table of foreign currency forward contracts. (See Note 5)

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended October 31, 2010, the Fund did not have any transfers between Level 1 and Level 2 fair value instruments. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                    BALANCE                             CHANGE IN
                                      AS OF     ACCRUED  REALIZED      UNREALIZED                          TRANSFERS  TRANSFERS
                                OCTOBER 31,   DISCOUNTS      GAIN    APPRECIATION                              IN TO     OUT OF
 INVESTMENTS IN SECURITIES             2009  (PREMIUMS)    (LOSS)  (DEPRECIATION)  PURCHASES        SALES    LEVEL 3    LEVEL 3
Long-Term Bonds
  Assets-Backed Securities
     Student Loans               $  530,107     $43,283   $35,244       $  13,866     $   --  $  (622,500)  $     --        $--
  Corporate Bonds
     Metal Fabricate &
       Hardware                          --          --        --           6,807      8,872           --         --         --
     Real Estate Investment
       Trusts                     1,012,954      (3,596)       --          (9,358)        --   (1,000,000)        --         --
  Loan Assignments &
     Participations
     Metal Fabricate &
       Hardware                          --          --        --        (225,690)        --           --    225,713         --
                                 ----------     -------   -------       ---------     ------  -----------   --------        ---
Total                            $1,543,061     $39,687   $35,244       $(214,375)    $8,872  $(1,622,500)  $225,713        $--
                                 ==========     =======   =======       =========     ======  ===========   ========        ===

                                                    CHANGE IN
                                                   UNREALIZED
                                                 APPRECIATION
                                               (DEPRECIATION)
                                    BALANCE              FROM
                                      AS OF       INVESTMENTS
                                OCTOBER 31,           HELD AT
 INVESTMENTS IN SECURITIES             2010  OCTOBER 31, 2010
Long-Term Bonds
  Assets-Backed Securities
     Student Loans                  $    --         $      --
  Corporate Bonds
     Metal Fabricate &
       Hardware                      15,679             6,807
     Real Estate Investment
       Trusts                            --                --
  Loan Assignments &
     Participations
     Metal Fabricate &
       Hardware                          23          (225,690)
                                    -------         ---------
Total                               $15,702         $(218,883)
                                    =======         =========





22    MainStay High Yield Opportunities Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2010


ASSETS
--------------------------------------------------
Investment in securities before
  investments sold short, at value
  (identified cost $570,526,076)      $624,250,794
Restricted cash (See Note 10)           15,449,962
Cash denominated in foreign
  currencies
  (identified cost $2,040,606)           2,038,823
Receivables:
  Fund shares sold                      14,231,658
  Dividends and interest                10,150,458
  Investment securities sold             1,131,550
  Manager (See Note 3)                     183,694
Other assets                                60,810
Unrealized appreciation on foreign
  currency forward contracts               377,256
                                      ------------
     Total assets                      667,875,005
                                      ------------

LIABILITIES
--------------------------------------------------
Investments sold short (proceeds
  $45,154,161)                          47,706,300
Payables:
  Investment securities purchased        8,503,057
  Dividends and Interest on
     investments sold short              3,930,425
  Professional fees                        352,064
  Fund shares redeemed                     249,410
  Broker fees and charges on short
     sales                                 165,407
  NYLIFE Distributors (See Note 3)         100,574
  Transfer agent (See Note 3)               76,199
  Shareholder communication                 25,298
  Custodian                                    856
  Directors                                    784
Accrued expenses                             2,175
Dividend payable                           987,222
Unrealized depreciation on foreign
  currency forward contracts               539,199
                                      ------------
     Total liabilities                  62,638,970
                                      ------------
Net assets                            $605,236,035
                                      ============

COMPOSITION OF NET ASSETS
--------------------------------------------------
Capital stock (par value of $.01 per
  share) 800 million shares
  authorized                          $    502,218
Additional paid-in capital             547,921,659
                                      ------------
                                       548,423,877
Distributions in excess of net
  investment income                     (3,238,213)
Accumulated net realized gain on
  investments, investments sold
  short and foreign currency
  transactions                           8,946,505
Net unrealized appreciation on
  investments                           53,724,718
Net unrealized depreciation on
  investments sold short                (2,552,139)
Net unrealized depreciation on
  translation of other assets and
  liabilities in foreign currencies
  and foreign currency forward
  contracts                                (68,713)
                                      ------------
Net assets                            $605,236,035
                                      ============
INVESTOR CLASS
Net assets applicable to outstanding
  shares                              $  4,467,027
                                      ============
Shares of capital stock outstanding        371,790
                                      ============
Net asset value per share
  outstanding                         $      12.01
Maximum sales charge (4.50% of
  offering price)                             0.57
                                      ------------
Maximum offering price per share
  outstanding                         $      12.58
                                      ============
CLASS A
Net assets applicable to outstanding
  shares                              $237,542,756
                                      ============
Shares of capital stock outstanding     19,719,788
                                      ============
Net asset value per share
  outstanding                         $      12.05
Maximum sales charge (4.50% of
  offering price)                             0.57
                                      ------------
Maximum offering price per share
  outstanding                         $      12.62
                                      ============
CLASS C
Net assets applicable to outstanding
  shares                              $ 72,326,733
                                      ============
Shares of capital stock outstanding      6,022,084
                                      ============
Net asset value and offering price
  per share outstanding               $      12.01
                                      ============
CLASS I
Net assets applicable to outstanding
  shares                              $290,899,519
                                      ============
Shares of capital stock outstanding     24,108,137
                                      ============
Net asset value and offering price
  per share outstanding               $      12.07
                                      ============





The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              23

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2010


INVESTMENT INCOME
-------------------------------------------------
INCOME
  Interest (a)                        $27,109,853
  Dividends                             1,428,437
                                      -----------
     Total income                      28,538,290
                                      -----------
EXPENSES
  Manager (See Note 3)                  2,498,175
  Dividends and interest on
     investments sold short             2,005,756
  Professional fees                       869,893
  Distribution/Service--Investor
     Class (See Note 3)                     7,357
  Distribution/Service--Class A (See
     Note 3)                              236,384
  Distribution/Service--Class C (See
     Note 3)                              195,339
  Transfer agent (See Note 3)             272,518
  Registration                             72,096
  Broker fees and charges on short
     sales                                 65,701
  Custodian                                58,692
  Shareholder communication                54,725
  Directors                                11,021
  Miscellaneous                            15,284
                                      -----------
     Total expenses before
       waiver/reimbursement             6,362,941
  Expense waiver/reimbursement from
     Manager (See Note 3)                (564,188)
                                      -----------
     Net expenses                       5,798,753
                                      -----------
Net investment income                  22,739,537
                                      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
-------------------------------------------------
Net realized gain (loss) on:
  Security transactions                11,608,490
  Investments sold short                 (770,518)
  Foreign currency transactions        (5,452,390)
                                      -----------
Net realized gain on investments,
  investments sold short and foreign
  currency transactions                 5,385,582
                                      -----------
Net change in unrealized
  appreciation (depreciation) on:
  Investments and unfunded
     commitments                       32,455,975
  Investments sold short               (1,473,300)
  Translation of other assets and
     liabilities in foreign
     currencies and foreign currency
     forward contracts                    (87,391)
                                      -----------
Net change in unrealized
  appreciation (depreciation) on
  investments, unfunded commitments,
  investments sold short and foreign
  currency transactions                30,895,284
                                      -----------
Net realized and unrealized gain on
  investments, unfunded commitments,
  investments sold short and foreign
  currency transactions                36,280,866
                                      -----------
Net increase in net assets resulting
  from operations                     $59,020,403
                                      ===========




(a) Interest recorded net of foreign withholding taxes in the amount of $19,716.


24    MainStay High Yield Opportunities Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2010 AND OCTOBER 31, 2009


                                      2010          2009
INCREASE IN NET ASSETS
--------------------------------------------------------
Operations:
 Net investment income        $ 22,739,537  $ 14,100,480
 Net realized gain on
  investments, investments
  sold short and foreign
  currency transactions          5,385,582     1,465,281
 Net change in unrealized
  appreciation
  (depreciation) on
  investments, unfunded
  commitments, investments
  sold short and foreign
  currency transactions         30,895,284    45,608,609
                              --------------------------
 Net increase in net assets
  resulting from operations     59,020,403    61,174,370
                              --------------------------
Dividends and distributions
 to shareholders:
 From net investment
  income:
    Investor Class                (228,664)     (111,681)
    Class A                     (7,419,914)     (896,213)
    Class C                     (1,386,229)      (87,399)
    Class I                    (15,504,018)  (11,904,568)
                              --------------------------
                               (24,538,825)  (12,999,861)
                              --------------------------
 From net realized gain on
  investments:
    Investor Class                 (18,414)           --
    Class A                       (242,266)           --
    Class C                        (27,304)           --
    Class I                     (1,077,918)           --
                              --------------------------
                                (1,365,902)           --
                              --------------------------
 Total dividends and
  distributions to
  shareholders                 (25,904,727)  (12,999,861)
                              --------------------------
Capital share transactions:
 Net proceeds from sale of
  shares                       422,956,564    56,619,077
 Net asset value of shares
  issued to shareholders in
  reinvestment of dividends
  and distributions             18,395,257     8,826,635
 Cost of shares redeemed
  (a)                          (75,404,908)  (13,974,373)
                              --------------------------
    Increase in net assets
     derived from capital
     share transactions        365,946,913    51,471,339
                              --------------------------
    Net increase in net
     assets                    399,062,589    99,645,848
NET ASSETS
--------------------------------------------------------
Beginning of year              206,173,446   106,527,598
                              --------------------------
End of year                   $605,236,035  $206,173,446
                              ==========================
Undistributed (distributions
 in excess of) net
 investment income at end
 of year                      $ (3,238,213) $  1,556,476
                              ==========================




(a) Cost of shares redeemed net of redemption fee of $9,134 and $4,053 for the years ended October 31, 2010 and October 31, 2009, respectively. (See Note 2(N)).


The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              25

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2010


CASH FLOWS FROM OPERATING ACTIVITIES:
---------------------------------------------------
Net increase in net assets resulting
  from operations                     $  59,020,403
Adjustments to reconcile net
  increase in net assets resulting
  from operations to net cash used
  in operating activities:
  Investments purchased                (408,670,807)
  Investments sold                       97,794,576
  Purchases to cover securities sold
     short                               (9,937,283)
  Securities sold short                  23,247,265
  Purchase of short term
     investments, net                   (30,985,520)
  Amortization (accretion) of
     discount and premium, net           (3,677,657)
  Increase in restricted cash           (15,449,962)
  Increase in investment securities
     sold receivable                     (1,126,950)
  Increase in dividends and interest
     receivable                          (5,472,320)
  Increase in receivable from
     Manager                               (183,694)
  Increase in other assets                  (35,845)
  Increase in receivable for open
     forward foreign currency
     contracts                             (377,256)
  Increase in investment securities
     purchased payable                    6,913,810
  Decrease in broker fees and
     charges payable on short sales         (24,515)
  Increase in dividends and interest
     payable for securities sold
     short                                1,704,449
  Increase in professional fees
     payable                                324,738
  Decrease in custodian payable              (8,153)
  Decrease in shareholder
     communication payable                  (21,018)
  Increase in due to Directors                  215
  Decrease in due to Manager               (105,343)
  Increase in due to transfer agent          60,337
  Increase in due to NYLIFE
     Distributors                            91,963
  Increase in payable for open
     forward foreign currency
     contracts                              539,199
  Decrease in accrued expenses and
     other liabilities                       (1,854)
  Net change in unrealized
     (appreciation) depreciation on
     investments and unfunded
     commitments                        (32,455,975)
  Net realized gain from investments    (11,608,490)
  Net change in unrealized
     (appreciation) depreciation on
     securities sold short                1,473,300
  Net realized loss from securities
     sold short                             770,518
                                      -------------
Net cash used in operating
  activities                           (328,201,869)
                                      -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
---------------------------------------------------
Proceeds from shares sold               409,507,082
Payment on shares redeemed              (75,157,954)
Cash distributions paid                  (6,522,248)
                                      -------------
Net cash provided by financing
  activities                            327,826,880
                                      -------------

NET DECREASE IN CASH:                      (374,989)
Cash at beginning of year                 2,413,812
                                      -------------
Cash at end of year                   $   2,038,823
                                      =============




Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $18,395,257.


26    MainStay High Yield Opportunities Fund          The notes to the financial
statements are an integral part of, and should be read in conjunction with, the financial statements.

FINANCIAL HIGHLIGHTS SELECTED PER SHARE DATA AND RATIOS


                                         INVESTOR CLASS                           CLASS A
                                 ------------------------------   ---------------------------------------
                                                   FEBRUARY 28,                        DECEMBER 14,
                                                      2008**                              2007**
                                    YEAR ENDED        THROUGH         YEAR ENDED          THROUGH
                                   OCTOBER 31,      OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                  2010     2009        2008         2010       2009        2008
Net asset value at beginning
  of period                      $10.87   $ 8.04      $  9.84     $  10.90   $  8.06      $ 10.00
                                 ------   ------      -------     --------   -------      -------
Net investment income (a)          0.83     0.89         0.34         0.82      0.93         0.52
Net realized and unrealized
  gain (loss) on investments       1.48     2.72        (1.76)        1.50      2.69        (2.05)
Net realized and unrealized
  gain (loss) on foreign
  currency transactions           (0.20)    0.01           --        (0.20)     0.01           --
                                 ------   ------      -------     --------   -------      -------
Total from investment
  operations                       2.11     3.62        (1.42)        2.12      3.63        (1.53)
                                 ------   ------      -------     --------   -------      -------
Less dividends and
  distributions:
  From net investment income      (0.89)   (0.79)       (0.38)       (0.89)    (0.79)       (0.41)
  From net realized gain on
     investments                  (0.08)      --           --        (0.08)       --           --
                                 ------   ------      -------     --------   -------      -------
Total dividends and
  distributions                   (0.97)   (0.79)       (0.38)       (0.97)    (0.79)       (0.41)
                                 ------   ------      -------     --------   -------      -------
Redemption fee (a)(b)              0.00 ++  0.00 ++      0.00 ++      0.00 ++   0.00 ++      0.00 ++
                                 ------   ------      -------     --------   -------      -------
Net asset value at end of
  period                         $12.01   $10.87      $  8.04     $  12.05   $ 10.90      $  8.06
                                 ======   ======      =======     ========   =======      =======
Total investment return (c)       20.29%   47.24%      (14.84%)(d)   20.27%    47.45%      (15.93%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income            7.24%    9.06%        5.30% ++     7.06%     9.36%        6.59% ++
  Net expenses (excluding
     short sale expenses)          1.35%    1.47%        1.38% ++     1.30%     1.29%        1.29% ++
  Expenses (including short
     sales expenses, before
     waiver/reimbursement)         2.19%    2.83%        4.20% ++     2.15%     2.66%        2.86% ++
  Short sale expenses              0.66%    1.27%        1.54% ++     0.66%     1.27%        1.45% ++
Portfolio turnover rate              29%      47%          26%          29%       47%          26%
Net assets at end of period
  (in 000's)                     $4,467   $2,609      $    21     $237,543   $28,987      $   559




                                             CLASS C                                CLASS I
                                 -------------------------------   ----------------------------------------
                                                    DECEMBER 14,                         DECEMBER 14,
                                                       2007**                               2007**
                                    YEAR ENDED         THROUGH          YEAR ENDED          THROUGH
                                    OCTOBER 31,      OCTOBER 31,       OCTOBER 31,        OCTOBER 31,
                                   2010     2009        2008         2010       2009         2008
Net asset value at beginning
  of period                      $ 10.88   $ 8.05      $ 10.00     $  10.92   $   8.05     $  10.00
                                 -------   ------      -------     --------   --------     --------
Net investment income (a)           0.70     0.84         0.40         0.86       0.88         0.49
Net realized and unrealized
  gain (loss) on investments        1.52     2.70        (2.02)        1.49       2.78        (2.02)
Net realized and unrealized
  gain (loss) on foreign
  currency transactions            (0.20)    0.01           --        (0.20)      0.01           --
                                 -------   ------      -------     --------   --------     --------
Total from investment
  operations                        2.02     3.55        (1.62)        2.15       3.67        (1.53)
                                 -------   ------      -------     --------   --------     --------
Less dividends and
  distributions:
  From net investment income       (0.81)   (0.72)       (0.33)       (0.92)     (0.80)       (0.42)
  From net realized gain on
     investments                   (0.08)      --           --        (0.08)        --           --
                                 -------   ------      -------     --------   --------     --------
Total dividends and
  distributions                    (0.89)   (0.72)       (0.33)       (1.00)     (0.80)       (0.42)
                                 -------   ------      -------     --------   --------     --------
Redemption fee (a)(b)               0.00 ++  0.00 ++      0.00 ++      0.00 ++    0.00 ++      0.00 ++
                                 -------   ------      -------     --------   --------     --------
Net asset value at end of
  period                         $ 12.01   $10.88      $  8.05     $  12.07   $  10.92     $   8.05
                                 =======   ======      =======     ========   ========     ========
Total investment return (c)        19.27%   46.11%      (16.58%)(d)   20.54%     47.79%      (15.73%)(d)
Ratios (to average net
  assets)/Supplemental Data:
  Net investment income             6.07%    8.49%        4.79% ++     7.51%      9.71%        5.91% ++
  Net expenses (excluding
     short sale expenses)           2.09%    2.22%        2.12% ++     1.05%      1.04%        1.04% ++
  Expenses (including short
     sales expenses, before
     waiver/reimbursement)          2.94%    3.58%        4.80% ++     1.89%      2.38%        2.52% ++
  Short sale expenses               0.67%    1.27%        1.45% ++     0.66%      1.29%        1.45% ++
Portfolio turnover rate               29%      47%          26%          29%        47%          26%
Net assets at end of period
  (in 000's)                     $72,327   $3,128      $    20     $290,900   $171,449     $105,928



**   Commencement of operations.
++   Annualized.
++   Less than one cent per share.
(a)  Per share data based on average shares outstanding during the period.
(b)  The redemption fee was discontinued as of April 1, 2010.
(c)  Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)  Total investment return is not annualized.




The notes to the financial statements are an integral part of, and should be
read in conjunction with, the financial statements.      mainstayinvestments.com
                                                                              27

NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION AND BUSINESS

Eclipse Funds Inc. (the "Company"), was incorporated in the state of Maryland on September 21, 1990. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers one fund. These financial statements and notes relate only to the MainStay High Yield Opportunities Fund (the "Fund"), a diversified fund. Effective February 26, 2010, the Fund changed its name from MainStay 130/30 High Yield Fund.

The Fund currently offers 4 classes of shares. Class A shares, Class C shares and Class I shares commenced operations on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value ("NAV") per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge ("CDSC") is imposed on certain redemptions of such shares within one year of the date of purchase. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions made within one year of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

The Fund prepares its financial statements in accordance with generally accepted accounting principles ("GAAP") in the United States of America and follows the significant accounting policies described below.

(A) SECURITIES VALUATION. Investments are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") (generally 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

"Fair value" is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

- Level 1--quoted prices in active markets for identical investments

- Level 2--other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

- Level 3--significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended October 31, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund may have utilized some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets. For the year ended October 31, 2010, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2010, for the Fund's investments is included at the end of the Fund's Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund's Manager (as defined in Note 3(A)) in consultation with the Fund's Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund's Manager, in consultation with the Fund's Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a

28    MainStay High Yield Opportunities Fund
matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less ("Short-Term Investments") are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from a pricing service, and are generally categorized as Level 2 in the hierarchy. The Fund has engaged an independent pricing service to provide market value quotations from dealers in loans.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund's Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund's Manager or Subadvisor reflect the security's market value; and (vi) a security where the trading on that security's principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2010, the Fund held securities with a value of $15,702 that were valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund's NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund's Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund's policies and procedures and are generally categorized as Level 2 in the hierarchy. At October 31, 2010, foreign equity securities held by the Fund were not fair valued.

The Fund adopted Financial Accounting Standards Board Accounting Standards Update No. 2010-06 "Fair Value Measurements and Disclosures" (the "Update"), effective April 30, 2010. The Update requires the Fund to make new disclosures about the amounts of and reasons for significant transfers in and out of Level 1 and Level 2 measurements in the fair value hierarchy and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The Update also requires that the Fund separately report information on purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. The Fund recognizes transfers between levels as of the beginning of the period. Disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy are summarized under the Level 2 or Level 3 categories listed above. The roll forward activity of Level 3 fair value measurements is included at the end of the Fund's Portfolio of Investments.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund's investments; in doing so, the Manager or Subadvisor may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is "more likely than not" to be sustained assuming examination by taxing authorities. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (current and prior two tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal

                                                   mainstayinvestments.com    29
and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Prior to April 1, 2010, the Fund declared and paid dividends of net investment income quarterly. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from the nonaccrual status when the issuer resumes interest payments or when the collectibility of the interest is reasonably assured.

(E) EXPENSES. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) USE OF ESTIMATES. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund's Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund's custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) LOAN ASSIGNMENTS, PARTICIPATIONS AND COMMITMENTS. The Fund invests in loan assignments and loan participations. Loan assignments and participations ("loans") are agreements to make money available (a "commitment") to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate ("LIBOR").

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. At October 31, 2010, the Fund did not hold unfunded commitments.

(I) SECURITIES SOLD SHORT. The Fund engages in short sales as part of it investment strategies. When the Fund enters into a short sale it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the Interest and dividends are recorded as expenses on the Statement of Operations.


30    MainStay High Yield Opportunities Fund

(J) STATEMENT OF CASH FLOWS. The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any Short-Term Investments or deposit at brokers for securities sold short or restricted cash. Cash may include domestic and foreign currency.

(K) FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund's exposure at valuation date to credit loss in the event of a counterparty's failure to perform its obligations. (See Note 5)

(L) FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities--at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses--at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) RIGHTS/WARRANTS. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund generally enters into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security can not be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities, and are speculative investments.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of the investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. At October 31, 2010 the Fund did not hold any rights or warrants.

(N) REDEMPTION FEE. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets' shares redeemed amount and retained by the Fund.

(O) CONCENTRATION OF RISK. The Fund invests in high-yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium--a high interest rate or yield--because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by

                                                   mainstayinvestments.com    31
economic or political developments in a specific country, industry or region. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(P) INDEMNIFICATIONS. Under the Company's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q) QUANTITATIVE DISCLOSURE OF DERIVATIVE HOLDINGS. The following tables show additional disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of October 31, 2010:

ASSET DERIVATIVES

                                  STATEMENT OF    FOREIGN
                                    ASSETS AND   EXCHANGE
                                   LIABILITIES  CONTRACTS
                                      LOCATION       RISK    TOTAL
                    Unrealized appreciation on
                              foreign currency
Forward Contracts            forward contracts   $377,256  $377,256
                                                -------------------
Total Value                                      $377,256  $377,256
                                                ===================



LIABILITY DERIVATIVES

                                 STATEMENT OF    FOREIGN
                                   ASSETS AND   EXCHANGE
                                  LIABILITIES  CONTRACTS
                                     LOCATION       RISK     TOTAL
                   Unrealized depreciation on
                             foreign currency
Forward Contracts           forward contracts  $(539,199) $(539,199)
                                               --------------------
Total Value                                    $(539,199) $(539,199)
                                               ====================



The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2010 is as follows:

REALIZED GAIN (LOSS)

                                            FOREIGN
                         STATEMENTS OF     EXCHANGE
                            OPERATIONS    CONTRACTS
                              LOCATION         RISK       TOTAL
                          Net realized
                        gain (loss) on
                      foreign currency
Forward Contracts         transactions  $(5,055,879) $(5,055,879)
                                        ------------------------
Total Realized Loss                     $(5,055,879) $(5,055,879)
                                        ========================



CHANGE IN APPRECIATION (DEPRECIATION)

                                                  FOREIGN
                                 STATEMENTS OF   EXCHANGE
                                    OPERATIONS  CONTRACTS
                                      LOCATION       RISK     TOTAL
                      Net change in unrealized
                    appreciation (depreciation)
                       on translation of other
                     assets and liabilities in
                        foreign currencies and
                              foreign currency
Forward Contracts            forward contracts  $(161,943) $(161,943)
                                                --------------------
Total Change in
  Appreciation
  (Depreciation)                                $(161,943) $(161,943)
                                                ====================



NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS (1)

                            FOREIGN
                           EXCHANGE     EQUITY
                          CONTRACTS  CONTRACTS
                               RISK       RISK        TOTAL
Forward Contracts
  Long (2)             $ 26,637,400         --  $ 26,637,400
Forward Contracts
  Short (2)            $(58,224,268)        --  $(58,224,268)
                       =====================================



(1) Amount disclosed represents the weighted average held during the year ended October 31, 2010.

(2) Amount(s) represent(s) notional amount.

NOTE 3-FEES AND RELATED PARTY TRANSACTIONS

(A) MANAGER AND SUBADVISOR. New York Life Investment Management LLC ("New York Life Investments" or the "Manager"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager also pays the salaries and expenses of all personnel affiliated with the Fund and the operational expenses of the Fund. MacKay Shields LLC (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement

32    MainStay High Yield Opportunities Fund

("Subadvisory Agreement") between New York Life Investments and the Subadvisor, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.80% of the average daily net assets of the Fund.

Effective August 1, 2009, New York Life Investments entered into a written expense limitation agreement under which it has agreed to waive a portion of the management fee or reimburse expenses to the extent necessary to ensure that the total ordinary operating expenses for the Fund's Class A shares do not exceed 1.30% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This expense limitation agreement expires on February 28, 2011 and is reviewed annually by the Board in connection with its review of the Fund's investment advisory agreements. Based on its review, the Board may agree to maintain, modify or terminate the agreement. Total ordinary operating expenses excludes taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage, other transaction expenses relating to the purchase or sale of portfolio investments and the fees and expenses of any other funds in which the Fund invests.

At the December 15, 2010, Board of Trustees meeting, the Board approved an extension of the current written expense limitation agreement through February 28, 2012.

For the year ended October 31, 2010, New York Life Investments earned fees from the Fund in the amount of $2,498,175 and waived/reimbursed its fees in the amount of $564,188.

State Street Bank and Trust Company ("State Street"), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) DISTRIBUTION AND SERVICE FEES. The Company, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the "Distributor"), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans, (the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class C Plans, Class C shares of the Fund pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Fund's Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares of the Fund for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.

(C) SALES CHARGES. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $1,824 and $136,632, respectively, for the year ended October 31, 2010 . The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares of $14,607 and $10,794, respectively, for the year ended October 31, 2010.

(D) TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2010, were as follows:

Investor Class                         $  3,758
-----------------------------------------------
Class A                                  79,556
-----------------------------------------------
Class C                                  24,952
-----------------------------------------------
Class I                                 164,252
-----------------------------------------------



(E) SMALL ACCOUNT FEE. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually). These fees are included in transfer agent fees shown on the Statement of Operations.

(F) CAPITAL. At October 31, 2010, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Investor Class                   $    37,513   0.8%
----------------------------------------------------
Class A                               30,125   0.0++
----------------------------------------------------
Class C                               30,025   0.0++
----------------------------------------------------
Class I                           60,289,650  20.7
----------------------------------------------------



++ Less than one-tenth of a percent.

(G) OTHER. Pursuant to the Management Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments is payable directly by the Fund. For the year ended October 31, 2010, these fees, which are included in professional fees shown on the Statement of Operations, were $35,331.


                                                   mainstayinvestments.com    33

NOTE 4-FEDERAL INCOME TAX

As of October 31, 2010, the components of accumulated gain (loss) on a tax basis were as follows:

              ACCUMULATED
                  CAPITAL          OTHER        UNREALIZED           TOTAL
  ORDINARY      AND OTHER      TEMPORARY      APPRECIATION     ACCUMULATED
    INCOME    GAIN (LOSS)    DIFFERENCES    (DEPRECIATION)    GAIN (LOSS)
$4,304,968     $4,648,462    $(3,400,156)      $51,258,884     $56,812,158
--------------------------------------------------------------------------



The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sales deferrals, and mark to market on foreign currency forward contracts.

The other temporary differences are primarily due to distributions payable and interest income on defaulted securities.

The following table discloses the current year reclassifications between distributions in excess of net investment income, accumulated net realized gain on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2010 were not affected.

    ACCUMULATED       ACCUMULATED
  UNDISTRIBUTED      NET REALIZED
 NET INVESTMENT       GAIN (LOSS)          ADDITIONAL
  INCOME (LOSS)    ON INVESTMENTS    PAID-IN CAPITAL
    $(2,995,401)       $3,568,010           $(572,609)
---------------------------------------- ------------



The reclassifications for the Fund are primarily due to foreign currency gain
(loss), defaulted securities sales adjustments, reclassification of consent fee and reclassifications of distributions.

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2009 shown in the Statements of Changes in Net Assets, was as follows:

                                     2010        2009
Distributions paid from:
  Ordinary Income             $25,904,727  $12,999,861
------------------------------------------------------



NOTE 5-FOREIGN CURRENCY TRANSACTIONS

As of October 31, 2010, the Fund held the following foreign currency forward contracts:

                                                                 CONTRACT             CONTRACT         UNREALIZED
                                                                   AMOUNT               AMOUNT      APPRECIATION/
                                           COUNTERPARTY         PURCHASED                 SOLD    (DEPRECIATION)
Foreign Currency Sale Contracts:
-----------------------------------------------------------------------------------------------------------------
Euro vs. U.S. Dollar,
  expiring 11/29/10                 JPMorgan Chase Bank    USD 70,919,160     EUR   50,700,000       USD  377,256
-----------------------------------------------------------------------------------------------------------------
Pound Sterling vs. U.S. Dollar,
  expiring 11/29/10                 JPMorgan Chase Bank        31,481,800     GBP   19,775,000           (198,461)
-----------------------------------------------------------------------------------------------------------------
Japanese Yen vs. U.S. Dollar,
  expiring 11/29/10                 JPMorgan Chase Bank        22,343,291    JPY 1,825,000,000           (340,738)
-----------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on
  foreign currency forward
  contracts                                                                                           USD(161,943)
-----------------------------------------------------------------------------------------------------------------



As of October 31, 2010, the Fund held the following foreign currency:

                                                       CURRENCY             COST           VALUE
Euro                                                EUR 920,311    USD 1,287,308    USD 1,280,889
-------------------------------------------------------------------------------------------------
Pound Sterling                                       GBP473,014          753,298          757,934
-------------------------------------------------------------------------------------------------
Total                                                               USD2,040,606     USD2,038,823
-------------------------------------------------------------------------------------------------



NOTE 6-CUSTODIAN

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

NOTE 7-LINE OF CREDIT

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective September 1, 2010, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.10% of the average commitment amount, plus an annual 0.02% up-front payment payable, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee and up-front payment are allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month LIBOR rate, whichever is higher. Prior to September 1, 2010, the aggregate commitment amount was $125,000,000 with an annualized commitment fee rate of 0.10% of the average commitment amount, plus an up-front payment of 0.04% paid to The Bank of New York Mellon. The line of credit expires on August 31, 2011. There were no borrowings made or

34    MainStay High Yield Opportunities Fund
outstanding with respect to the Fund on the Credit Agreement during the year ended October 31, 2010.

NOTE 8-PURCHASES AND SALES OF SECURITIES (IN 000'S)

During the year ended October 31, 2010, purchases and sales of securities, other than short-term securities, were $408,333 and $93,040, respectively.

NOTE 9-CAPITAL SHARE TRANSACTIONS


 INVESTOR CLASS                   SHARES        AMOUNT
Year ended October 31, 2010:
Shares sold                      289,734  $  3,339,857
Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               21,576       245,776
Shares redeemed                 (169,372)   (1,906,144)
                              ------------------------
Net increase (decrease) in
  shares outstanding before
  conversion                     141,938     1,679,489
Shares converted into
  Investor Class (See Note
  1)                               8,284        97,304
Shares converted from
  Investor Class (See Note
  1)                             (18,453)     (212,950)
                              ------------------------
Net increase (decrease)          131,769  $  1,563,843
                              ========================
Year ended October 31, 2009:
Shares sold                      234,479  $  2,095,782
Shares issued to
  shareholders in
  reinvestment of dividends       11,549       111,681
Shares redeemed                   (7,899)      (76,650)
                              ------------------------
Net increase (decrease) in
  shares outstanding before
  conversion                     238,129     2,130,813
Shares converted into
  Investor Class (See Note
  1)                               3,572        29,326
Shares converted from
  Investor Class (See Note
  1)                              (4,322)      (44,606)
                              ------------------------
Net increase (decrease)          237,379  $  2,115,533
                              ========================


 CLASS A                          SHARES        AMOUNT

Year ended October 31, 2010:

Shares sold                   19,347,543  $224,639,395

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              539,564     6,217,837

Shares redeemed               (2,836,305)  (32,462,970)
                              ------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                  17,050,802   198,394,262

Shares converted into Class
  A (See Note 1)                  18,403       212,950

Shares converted from Class
  A (See Note 1)                  (8,262)      (97,304)
                              ------------------------


Net increase (decrease)       17,060,943  $198,509,908
                              ========================


Year ended October 31, 2009:

Shares sold                    2,860,263  $ 27,451,661

Shares issued to
  shareholders in
  reinvestment of dividends       76,276       753,401

Shares redeemed                 (347,791)   (3,328,751)
                              ------------------------


Net increase (decrease) in
  shares outstanding before
  conversion                   2,588,748    24,876,311

Shares converted into Class
  A (See Note 1)                   4,311        44,606

Shares converted from Class
  A (See Note 1)                  (3,563)      (29,326)
                              ------------------------


Net increase (decrease)        2,589,496  $ 24,891,591
                              ========================


 CLASS C                          SHARES        AMOUNT

Year ended October 31, 2010:

Shares sold                    6,010,719  $ 69,882,995

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions               76,198       878,905

Shares redeemed                 (352,384)   (4,035,103)
                              ------------------------


Net increase (decrease)        5,734,533  $ 66,726,797
                              ========================


Year ended October 31, 2009:

Shares sold                      281,429  $  2,729,176

Shares issued to
  shareholders in
  reinvestment of dividends        6,976        68,594

Shares redeemed                   (3,354)      (35,279)
                              ------------------------


Net increase (decrease)          285,051  $  2,762,491
                              ========================



 CLASS I                          SHARES        AMOUNT

Year ended October 31, 2010:

Shares sold                   10,727,153  $125,094,317

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions              965,400    11,052,739

Shares redeemed               (3,286,089)  (37,000,691)
                              ------------------------


Net increase (decrease)        8,406,464  $ 99,146,365
                              ========================


Year ended October 31, 2009:

Shares sold                    2,871,653  $ 24,342,458

Shares issued to
  shareholders in
  reinvestment of dividends      870,938     7,892,959

Shares redeemed               (1,196,244)  (10,533,693)
                              ------------------------


Net increase (decrease)        2,546,347  $ 21,701,724
                              ========================




NOTE 10-OTHER MATTERS

Lehman Brothers International (Europe) ("LBIE") was one of the Fund's trading counterparties for executing securities sold short transactions. In connection with these securities sold short transactions, Lehman Brothers, Inc. ("LBI") acted as the Fund's and LBIE's agent and the Fund pledged securities as collateral to LBI on its own behalf and also as agent for LBIE, which securities are held in an account with Fund's custodian, State Street. As of October 31, 2010, these pledged securities had a market value of approximately $34.4 million. Additionally, the Fund had other securities that were originally pledged as collateral for LBIE which have since been called by the issuer or have matured. As a result, cash of approximately $15.4 million is pledged as collateral for the benefit of LBIE, and has been deemed restricted by the Fund.

LBIE was placed in administration under the U.K. Insolvency Act on September 15, 2008. Accordingly, the Fund's ability to transact with LBI/LBIE is limited, and the Fund is unable to close out securities sold short with LBI/LBIE with a market value as of October 31, 2010 of approximately $29.7 million. The Fund also has not been able to sell the securities that are pledged as collateral for the benefit of LBI/LBIE. While this has not impacted the fund's ability to implement its investment strategy to date, until these securities are made available, there may be an impact on the Fund's ability to fully implement its investment strategy.

The Fund has been pursuing efforts to return the borrowed securities and secure the release of collateral. In furtherance of the Fund's efforts to secure the release of the collateral, on August 27, 2010, the

                                                   mainstayinvestments.com    35

Fund filed a motion with the U.S. Bankruptcy Court overseeing the U.S. insolvency proceeding relating to LBI seeking to secure release of the collateral. However, the Fund cannot assure that these efforts will be successful.

In order to mitigate any potential negative impact on the Fund and its shareholders which may result from a final judicial determination that the Fund is not entitled to the unfettered use and ownership of the collateral, the Fund and New York Life, an affiliate of the Manager, have entered into an agreement with respect to the collateral (the "Agreement"). The Agreement was made as of August 27, 2010. Pursuant to the Agreement, at the conclusion of the bankruptcy appeal process, should the Fund be entitled to obtain less than 100% of the then current market value of the collateral, New York Life will contribute to the Fund the difference between the value of the assets ultimately returned to the Fund and the then current market value of the collateral. Consistent with the Fund's securities valuation policies described in Note 2(A), the Agreement is being valued by a method deemed in good faith to represent fair value. The primary factors considered in valuing the Agreement include: (1) the likelihood that at the conclusion of the bankruptcy appeal process the Fund will receive less than 100% of the then current market value of the collateral; and (2) the financial strength and capital of New York Life. As of October 31, 2010 and through December 23, 2010, there has been no decision from the U.S. Bankruptcy Court regarding the motion filed by the Fund, nor has there been any other information that would lead management to believe that the Fund will receive something less than 100% of the then-current market value of the collateral. Accordingly, the Agreement has been valued at zero dollars as of October 31, 2010.

The Agreement will terminate upon the earlier of the following: (i) the entry of a final order providing the Fund with unfettered use and ownership of all collateral; (ii) satisfaction of New York Life's payment obligations to the Fund under the Agreement.

The Fund is recording its obligations on short sales based on management's belief that the Fund will ultimately settle those short sales at market value on the date of settlement. Should the settlement amount of the open short positions be something other than the market value on the date of the settlement, the value of this liability could be materially impacted.

NOTE 11-REORGANIZATION

On October 1, 2009, the Board of the Company approved the reorganization of the Fund into a "shell" series of MainStay Funds Trust, a newly organized Delaware statutory trust. The reorganization will be carried out in accordance with the terms of an Agreement and Plan of Reorganization between the Company and MainStay Funds Trust that provides for (1) the acquisition of all of the assets of the Fund by a series ("New Fund") of the MainStay Funds Trust, in exchange for shares of the New Fund and the assumption of all liabilities of the Fund by the New Fund and (2) the subsequent liquidation of the Fund ("Reorganization"). After considering all relevant facts, the Board determined that the Reorganization is in the best interests of the Fund's shareholders and that the interests of shareholders would not be diluted as a result of the Reorganization.

The closing of the Reorganization for the Fund has been postponed until such time as the matters regarding the open short positions are resolved with LBIE. The Reorganization will not be subject to shareholder approval under applicable law. Upon closing, shareholders of the Fund will own shares of the corresponding class of the New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. The closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. Importantly, the Reorganization is not expected to have a material impact on the manner in which the Fund is managed or on shareholders' ability to purchase, redeem or exchange shares of the MainStay Funds they own. In particular, no changes are expected to the Fund's investment objective, investment process, portfolio management, risks, class structure, or fees solely as a result of the Reorganization.

NOTE 12-SUBSEQUENT EVENTS

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2010, events and transactions subsequent to October 31, 2010 through the date the financial statements were issued have been evaluated by the Fund's management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustments or disclosure have been identified other than extension of the current written expense limitation agreement which was approved by the Board on December 15, 2010 and disclosed in Note 3(A) to these financial statements.


36    MainStay High Yield Opportunities Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Eclipse Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Opportunities Fund (formerly, the MainStay 130/30 High Yield Fund) ("the Fund"), the sole fund comprising the Eclipse Funds, Inc., as of October 31, 2010, and the related statements of operations and cash flows for the year then ended, the statement of changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position MainStay High Yield Opportunities Fund of Eclipse Funds, Inc as of October 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

Philadelphia, Pennsylvania
December 23, 2010


                                                   mainstayinvestments.com    37

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act") requires that each mutual fund's board of directors/trustees, including a majority of the independent directors/trustees, annually review and approve the fund's investment advisory agreements. At its June 29-30, 2010 meeting, the Board of Directors/Trustees of the MainStay Group of Funds ("Board") unanimously approved the Management Agreement between the MainStay High Yield Opportunities Fund ("Fund") and New York Life Investment Management LLC ("New York Life Investments"), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC ("MacKay Shields") on behalf of the Fund.

In reaching its decisions to approve these agreements (the "Agreements"), the Board considered information prepared specifically in connection with the contract review process that took place at various meetings between December 2009 and June 2010, as well as information furnished to it throughout the year at regular and special Board meetings. Information requested by and provided to the Board specifically in connection with the contract review process included, among other things, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting LLC ("Strategic Insight"), an independent third-party service provider engaged by the Board to report objectively on the Fund's investment performance, management and subadvisory fees and ordinary operating expenses. The Board also requested and received information from New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund's management and/or subadvisory fee and the fees charged to such institutional products. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, and responses to several comprehensive lists of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent directors/trustees (the "Independent Directors"). Information provided to the Board at its meetings throughout the year included, among other things, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received throughout the year, among other things, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services provided to the Fund by New York Life Investments and MacKay Shields;
(ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and its affiliates, including MacKay Shields as subadviser to the Fund, from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund's management and subadvisory fee levels and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party "peer funds" identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board's decisions to approve the Agreements were based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board's conclusions with respect to the Agreements also were based, in part, on the Board's consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund's shareholders, having had the opportunity to consider alternative investment products and services, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board's decisions to approve the Agreements is provided below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

In considering the approval of the Agreements, the Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments' experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing affiliated and non-affiliated subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments' reputation and financial condition. The Board considered New York Life Investments' performance in fulfilling its responsibilities for overseeing the Fund's legal and compliance environment, for overseeing MacKay Shields' compliance with the Fund's policies and investment objectives, and for implementing Board directives as they relate to the Fund. The Board considered New York Life Investments' willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments also is responsible for paying all of the salaries and expenses for the Fund's officers. The Board also considered the benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund's prospectus.

The Board also examined the nature, extent and quality of the services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields' experience in serving as subadviser to the Fund and managing other portfolios. It examined MacKay Shields' track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields' overall legal and compliance environment. The Board also reviewed MacKay Shields' willingness to invest in personnel designed to benefit the Fund. In this

38    MainStay High Yield Opportunities Fund
regard, the Board considered the experience of the Fund's portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments' and MacKay Shields' experience, personnel, operations and resources.

INVESTMENT PERFORMANCE

In evaluating the Fund's investment performance, the Board considered investment performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered the detailed investment performance reports provided by New York Life Investments' Investment Consulting Group on the Fund throughout the year. These reports include, among other things, information on the Fund's gross and net returns, the Fund's investment performance relative to relevant investment categories and Fund benchmarks, the Fund's risk-adjusted investment performance, and the Fund's investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund's investment performance, the Board focused principally on the Fund's long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund's investment performance, as well as discussions between the Fund's portfolio managers and the Board that occurred at meetings from time to time throughout the year and in previous years. The Board also considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Fund's prospectus.

COSTS OF THE SERVICES PROVIDED, AND PROFITS TO BE REALIZED, BY NEW YORK LIFE INVESTMENTS AND MACKAY SHIELDS

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund, the Board considered, among other things, each party's investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investments' ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board noted, for example, costs borne by New York Life Investments and its affiliates due to new and ongoing regulatory and compliance requirements. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers' profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager's organization, the types of funds it manages, and the manager's capital structure and costs of capital. While recognizing the difficulty in evaluating a manager's profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments' affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund's transfer agent and distributor. The information provided to the Board indicated that the profitability to New York Life Investments and its affiliates arising directly from these other arrangements was not significant. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the annual contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments' relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates (including MacKay Shields) due to their relationships with the Fund supported the Board's determination to approve the Agreements.


                                                   mainstayinvestments.com    39

BOARD CONSIDERATION AND APPROVAL OF MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT (UNAUDITED) (CONTINUED)

EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS

The Board also considered whether the Fund's expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund's management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund's management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted the extent to which the Fund benefits from any breakpoints or expense limitations. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund's expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund's expense structure as the Fund grows over time.

MANAGEMENT AND SUBADVISORY FEES AND TOTAL ORDINARY OPERATING EXPENSES

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund's expected total ordinary operating expenses. The Board primarily considered the reasonableness of the overall management fees paid by the Fund to New York Life Investments, since the fees to be paid to MacKay Shields are paid by New York Life Investments, not the Fund. The Board also considered the impact of the Fund's expense limitation arrangements pursuant to which New York Life Investments has agreed to limit the Fund's total ordinary operating expenses.

In assessing the reasonableness of the Fund's fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and MacKay Shields about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

The Board noted that, outside of the Fund's management fee and the fees charged under a share class's Rule 12b-1 and/or shareholder services plans, a share class's most significant "other expenses" are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a "per-account" fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund's average net assets. The Board took into account information from New York Life Investments showing that the Fund's transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund's transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered representations from New York Life Investments that NYLIM Service Company LLC historically has realized only modest profitability from providing transfer agent services to the Funds.

The Board observed that, because the Fund's transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class's expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board noted that transfer agent fees are a significant portion of total expenses of many funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tends to be greater than for other open-end retail funds because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board noted the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company ("New York Life") policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) closing small accounts with balances below $500;
(iv) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; (v) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts; and (vi) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors.

After considering all of the factors outlined above, the Board concluded that the Fund's management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board's overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

CONCLUSION

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the Agreements.


40    MainStay High Yield Opportunities Fund

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended October 31, 2010, the Fund designated approximately $1,382,369 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2010, should be multiplied by 4.7% to arrive at the corporate dividends received deduction.

In February 2011, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2010. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Funds' fiscal year ended October 31, 2010.


PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund's securities is available without charge, upon request, (i) by visiting the Fund's website at mainstayinvestments.com; and
(ii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting records for the 12-month period ending June 30 on Form N-PX. The Fund's most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Funds' website at mainstayinvestments.com; or on the SEC's website at www.sec.gov.

SHAREHOLDER REPORTS AND QUARTERLY PORTFOLIO DISCLOSURE

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, on the SEC's website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).


                                                   mainstayinvestments.com    41

BOARD MEMBERS AND OFFICERS (UNAUDITED)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Series Fund, Inc.) (collectively, the "Fund Complex"), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board's Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBER*

JOHN Y. KIM      Indefinite;                      Member of the Board of                66        None
9/24/60          ECLIPSE FUNDS: Trustee since     Managers, President and Chief
                 2008 (2 funds);                  Executive Officer (since 2008)
                 ECLIPSE FUNDS INC.: Director     of New York Life Investment
                 since 2008 (1 fund);             Management LLC and New York
                 THE MAINSTAY FUNDS: Trustee      Life Investment Management
                 since 2008 (14 funds);           Holdings LLC; Executive Vice
                 MAINSTAY FUNDS TRUST: Trustee    President, New York Life
                 since 2009 (29 funds); and       Insurance Company (since
                 MAINSTAY VP SERIES FUND, INC.:   2008); Member of the Board,
                 Director since 2008 (20          MacKay Shields LLC (since
                 portfolios).                     2008); Chairman of the Board,
                                                  Institutional Capital LLC,
                                                  Madison Capital Funding LLC,
                                                  Madison Square Investors LLC
                                                  and McMorgan & Company LLC,
                                                  Chairman of the Board and
                                                  Chief Executive Officer,
                                                  NYLIFE Distributors LLC (since
                                                  2008); Chairman of the Board,
                                                  NYLCAP Manager, LLC (since
                                                  2008); Executive Vice
                                                  President, NYLIFE Insurance
                                                  Company of Arizona and
                                                  New York Life Insurance and
                                                  Annuity Corporation (since
                                                  2008); President, Prudential
                                                  Retirement, a business unit of
                                                  Prudential Financial, Inc.
                                                  (2002 to 2007)
-----------------------------------------------------------------------------------------------------------------------------



   * This Board Member is considered to be an "interested person" of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled "Principal Occupation(s) During the Past Five Years."


42    MainStay High Yield Opportunities Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

SUSAN B. KERLEY  Indefinite;                      President, Strategic                  66        Trustee, Legg Mason
8/12/51          ECLIPSE FUNDS: Chairman since    Management Advisors LLC (since                  Partners Funds, Inc., since
                 2005, and Trustee since 2000     1990)                                           1991 (60 portfolios)
                 (2 funds);
                 ECLIPSE FUNDS INC.: Chairman
                 since 2005 and Director since
                 1990
                 (1 fund);
                 THE MAINSTAY FUNDS: Chairman
                 and Board Member since 2007
                 (14 funds);
                 MAINSTAY FUNDS TRUST: Chairman
                 and Trustee since 2009 (29
                 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Chairman and Director since
                 2007 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ALAN R. LATSHAW  Indefinite;                      Retired; Partner, Ernst &             66        Trustee, State Farm
3/27/51          ECLIPSE FUNDS: Trustee and       Young LLP (2002 to 2003);                       Associates Funds Trusts
                 Audit Committee Financial        Partner, Arthur Andersen LLP                    since 2005 (4 portfolios);
                 Expert since 2007 (2 funds);     (1989 to 2002); Consultant to                   Trustee, State Farm Mutual
                 ECLIPSE FUNDS INC.: Director     the MainStay Funds Audit and                    Fund Trust since 2005 (15
                 and Audit Committee Financial    Compliance Committee (2004 to                   portfolios); Trustee, State
                 Expert since 2007 (1 fund);      2006)                                           Farm Variable Product Trust
                 THE MAINSTAY FUNDS: Trustee                                                      since 2005 (9 portfolios)
                 and Audit Committee Financial
                 Expert since 2006 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 and Audit Committee Financial
                 Expert since 2009 (29 funds);
                 and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director and Audit Committee
                 Financial Expert since 2007
                 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
PETER MEENAN     Indefinite;                      Independent Consultant;               66        None
12/5/41          ECLIPSE FUNDS: Trustee since     President and Chief Executive
                 2002 (2 funds);                  Officer, Babson--United, Inc.
                 ECLIPSE FUNDS INC.: Director     (financial services firm)
                 since 2002 (1 fund);             (2000 to 2004); Independent
                 THE MAINSTAY FUNDS: Trustee      Consultant (1999 to 2000);
                 since 2007 (14 funds);           Head of Global Funds, Citicorp
                 MAINSTAY FUNDS TRUST: Trustee    (1995 to 1999)
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2007 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


                                                   mainstayinvestments.com    43

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

RICHARD H.       Indefinite;                      Managing Director, ICC Capital        66        None
NOLAN, JR.       ECLIPSE FUNDS: Trustee since     Management;
11/16/46         2007 (2 funds);                  President--Shields/Alliance,
                 ECLIPSE FUNDS INC.: Director     Alliance Capital Management
                 since 2007 (1 fund);             (1994 to 2004)
                 THE MAINSTAY FUNDS: Trustee
                 since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 2006 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
RICHARD S.       Indefinite;                      Chairman and Chief Executive          66        None
TRUTANIC         ECLIPSE FUNDS: Trustee since     Officer Somerset & Company
2/13/52          2007 (2 funds);                  (financial advisory firm)
                 ECLIPSE FUNDS INC.: Director     (since 2004); Managing
                 since 2007 (1 fund);             Director The Carlyle Group
                 THE MAINSTAY FUNDS: Trustee      (private investment firm)
                 since 1994 (14 funds);           (2002 to 2004); Senior
                 MAINSTAY FUNDS TRUST: Trustee    Managing Director, Partner and
                 since 2009 (29 funds); and       Board Member, Groupe Arnault
                 MAINSTAY VP SERIES FUND, INC.:   S.A. (private investment firm)
                 Director since 2007 (20          (1999 to 2002)
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------
ROMAN L. WEIL    Indefinite;                      V. Duane Rath Professor               66        None
5/22/40          ECLIPSE FUNDS:                   Emeritus of Accounting,
                 Trustee and Audit Committee      Chicago Booth School of
                 Financial Expert since 2007 (2   Business, University of
                 funds);                          Chicago; President, Roman L.
                 ECLIPSE FUNDS INC.: Director     Weil Associates, Inc.
                 and Audit Committee Financial    (consulting firm)
                 Expert since 2007 (1 fund);
                 THE MAINSTAY FUNDS: Trustee
                 and Audit Committee Financial
                 Expert since 2007 (14 funds);
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1994 and Audit
                 Committee Financial Expert
                 since 2003 (20 portfolios).
-----------------------------------------------------------------------------------------------------------------------------


44    MainStay High Yield Opportunities Fund

                 TERM OF OFFICE,                                                  NUMBER OF
                 POSITION(S) HELD                                                 FUNDS IN FUND   OTHER
                 WITH THE FUND                                                    COMPLEX         DIRECTORSHIPS
NAME AND         COMPLEX AND                      PRINCIPAL OCCUPATION(S)         OVERSEEN BY     HELD BY
DATE OF BIRTH    LENGTH OF SERVICE                DURING PAST FIVE YEARS          BOARD MEMBER    BOARD MEMBER

-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED BOARD MEMBERS

JOHN A. WEISSER  Indefinite;                      Retired. Managing Director of         66        Trustee, Direxion Funds (32
10/22/41         ECLIPSE FUNDS:                   Salomon Brothers, Inc. (1971                    portfolios) and Direxion
                 Trustee since 2007 (2 funds);    to 1995)                                        Insurance Trust (1
                 ECLIPSE FUNDS INC.: Director                                                     portfolio) since 2007;
                 since 2007 (1 fund);                                                             Trustee, Direxion Shares
                 THE MAINSTAY FUNDS: Trustee                                                      ETF Trust, since 2008 (36
                 since 2007 (14 funds);                                                           portfolios)
                 MAINSTAY FUNDS TRUST: Trustee
                 since 2009 (29 funds); and
                 MAINSTAY VP SERIES FUND, INC.:
                 Director since 1997 (20
                 portfolios).
-----------------------------------------------------------------------------------------------------------------------------





                                                   mainstayinvestments.com    45

   The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

                 POSITIONS(S) HELD
NAME AND         WITH THE FUNDS                   PRINCIPAL OCCUPATION(S)
DATE OF BIRTH    AND LENGTH OF SERVICE            DURING PAST FIVE YEARS

--------------------------------------------------------------------------------

OFFICERS

JACK R.          Treasurer and Principal          Assistant Treasurer, New York
BENINTENDE       Financial and Accounting         Life Investment Management
5/12/64          Officer, Eclipse Funds,          Holdings LLC (since 2008);
                 Eclipse Funds, Inc. and The      Managing Director, New York
                 MainStay Funds (since 2007),     Life Investment Management LLC
                 MainStay Funds Trust (since      (since 2007); Treasurer and
                 2009)                            Principal Financial and
                                                  Accounting Officer, MainStay
                                                  VP Series Fund, Inc.; Vice
                                                  President, Prudential
                                                  Investments (2000 to 2007);
                                                  Assistant Treasurer,
                                                  JennisonDryden Family of
                                                  Funds, Target Portfolio Trust,
                                                  The Prudential Series Fund and
                                                  American Skandia Trust (2006
                                                  to 2007); Treasurer and
                                                  Principal Financial Officer,
                                                  The Greater China Fund (2007)
--------------------------------------------------------------------------------
JEFFREY A.       Vice President and Chief         Managing Director, Compliance
ENGELSMAN        Compliance Officer, Eclipse      (since 2009), Director and
9/28/67          Funds, Eclipse Funds, Inc.,      Associate General Counsel, New
                 The MainStay Funds and           York Life Investment
                 MainStay Funds Trust (since      Management LLC (2005 to 2008);
                 2009)                            Assistant Secretary, NYLIFE
                                                  Distributors LLC (2006 to
                                                  2008); Assistant Secretary
                                                  NYLIFE Distributors LLC (2006
                                                  to 2008); Vice President and
                                                  Chief Compliance Officer,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2009); Assistant
                                                  Secretary, The MainStay Funds
                                                  and ICAP Funds, Inc. (2006 to
                                                  2008); Assistant Secretary,
                                                  Eclipse Funds, Eclipse Funds,
                                                  Inc. and MainStay VP Series
                                                  Fund, Inc. (2005 to 2008);
                                                  Director and Senior Counsel,
                                                  Deutsche Bank Asset Management
                                                  (1999 to 2005)
--------------------------------------------------------------------------------
STEPHEN P.       President, Eclipse Funds,        Manager, President and Chief
FISHER           Eclipse Funds, Inc. and The      Operating Officer, NYLIFE
2/22/59          MainStay Funds (since 2007),     Distributors LLC (since 2008);
                 MainStay Funds Trust (since      Chairman of the Board, NYLIM
                 2009)                            Service Company LLC (since
                                                  2008); Senior Managing
                                                  Director and Chief Marketing
                                                  Officer, New York Life
                                                  Investment Management LLC
                                                  (since 2005); Managing
                                                  Director--Retail Marketing,
                                                  New York Life Investment
                                                  Management LLC (2003 to 2005);
                                                  President, MainStay VP Series
                                                  Fund, Inc. (since 2007)
--------------------------------------------------------------------------------
J. KEVIN GAO     Secretary and Chief Legal        Managing Director and
10/13/67         Officer, Eclipse Funds,          Associate General Counsel, New
                 Eclipse Funds, Inc., The         York Life Investment
                 MainStay Funds and MainStay      Management LLC (since 2010);
                 Funds Trust (since 2010)         Secretary and Chief Legal
                                                  Officer, MainStay VP Series
                                                  Fund, Inc. (since 2010);
                                                  Director and Counsel of Credit
                                                  Suisse, Chief Legal Officer
                                                  and Secretary of Credit Suisse
                                                  Asset Management, LLC and
                                                  Credit Suisse Funds (2003 to
                                                  2010)
--------------------------------------------------------------------------------
SCOTT T.         Vice                             Director, New York Life
HARRINGTON       President -- Administration,     Investment Management LLC
2/8/59           Eclipse Funds, Eclipse Funds,    (including predecessor
                 Inc. and The MainStay Funds      advisory organizations) (since
                 (since 2005), MainStay Funds     2000); Executive Vice
                 Trust (since 2009)               President, New York Life Trust
                                                  Company and New York Life
                                                  Trust Company, FSB (since
                                                  2006); Vice
                                                  President--Administration,
                                                  MainStay VP Series Fund, Inc.
                                                  (since 2005)
--------------------------------------------------------------------------------



   * The Officers listed above are considered to be "interested persons" of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned "Principal Occupation(s) During Past Five Years." Officers are elected annually by the Board to serve a one-year term.


46    MainStay High Yield Opportunities Fund

MAINSTAY FUNDS

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

EQUITY FUNDS
MainStay 130/30 Core Fund
MainStay 130/30 Growth Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund(1)
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

INCOME FUNDS
MainStay Cash Reserves Fund
MainStay Diversified Income Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

BLENDED FUNDS
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

INTERNATIONAL FUNDS
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

ASSET ALLOCATION FUNDS
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

RETIREMENT FUNDS
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

--------------------------------------------------------------------------------

MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC
New York, New York

SUBADVISORS
EPOCH INVESTMENT PARTNERS, INC.
New York, New York

INSTITUTIONAL CAPITAL LLC(2)
Chicago, Illinois

MACKAY SHIELDS LLC(2)
New York, New York

MADISON SQUARE INVESTORS LLC(2)
New York, New York

MARKSTON INTERNATIONAL LLC
White Plains, New York

WINSLOW CAPITAL MANAGEMENT, INC.
Minneapolis, Minnesota


LEGAL COUNSEL
DECHERT LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP

1. Closed to new investors and new purchases as of January 1, 2002.
2. An affiliate of New York Life Investment Management LLC.



                          Not part of the Annual Report

     MAINSTAYINVESTMENTS.COM

     MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. Securities are distributed by NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey, 07054.

     This report may be distributed only when preceded or accompanied by a current Fund prospectus.

     (C) 2010 by NYLIFE Distributors LLC. All rights reserved.


-----------------------------------------------------------------
     Not        Not a     May Lose   No Bank   Not Insured by Any
   FDIC/NCUA   Deposit     Value    Guarantee   Government Agency
    Insured
-----------------------------------------------------------------



     MYLIM-AO21225 MS333-10                                        MSHYR11-12/10
                                                                              C3

ITEM 2. CODE OF ETHICS.

     As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Board of Directors has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are "independent" within the meaning of that term under the Investment Company Act of 1940.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

     The aggregate fees billed for the fiscal year ended October 31, 2010 for professional services rendered by KPMG LLP ("KPMG") for the audit of the Registrant's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $43,165. The aggregate fees billed for the fiscal period ended October 31, 2009 for professional services rendered by KPMG for the audit of the Registrant's annual financial statements or services that were normally provided by KPMG in connection with the statutory and regulatory filings or engagements for that fiscal year were $580,431.

(b) Audit Related Fees

     The aggregate fees billed for the fiscal year ended October 31, 2010 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $0. The aggregate fees billed for the fiscal year ended October 31, 2009 for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item were $22,500. These audit-related services include review of financial highlights for the Registrant's registration statements and issuance of consents to use KPMG`s reports.

(c) Tax Fees

The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were (i) $4,450 during the fiscal year ended October 31, 2010, and (ii) $90,500 during the fiscal year ended October 31, 2009. These services included preparation of and advice relating to federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

     The aggregate fees billed for the fiscal year ended October 31, 2010 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0. The aggregate fees billed for the fiscal year ended October 31, 2009 for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0.

(e) Pre-Approval Policies and Procedures

     (1) The Registrant's Audit Committee has adopted pre-approval policies and procedures (the "Procedures") to govern the Committee's pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant's investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the "Service Affiliates") if the services directly relate to the Registrant's operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant's financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

     (2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) There were no hours expended on KPMG's engagement to audit the Registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG's full-time, permanent employees.

(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2010 and October 31, 2009 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by KPMG for services rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended October 31, 2010 and (ii) $0 for the fiscal year ended October 31, 2009.

(h) The Registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Since the Registrant's last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ECLIPSE FUNDS INC.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Stephen P. Fisher
    ---------------------------------
    Stephen P. Fisher
    President and Principal Executive
    Officer

Date: January 7, 2011


By: /s/ Jack R. Benintende
    ---------------------------------
    Jack R. Benintende
    Treasurer and Principal Financial
    and Accounting Officer

Date: January 7, 2011

                                 EXHIBIT INDEX

(a)(1) Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.